Registration Nos. 33-83412

811-8736

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 13

FOR REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 5

THE GUARDIAN SEPARATE ACCOUNT K

(Exact Name of Trust)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2005 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485 (80 days after filing)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 30, 2005.

May 1, 2005

PARK AVENUE LIFE PROSPECTUS

Issued by The Guardian Separate Account K

This prospectus describes PARK AVENUE LIFE, a variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection with a guaranteed minimum death benefit until the policy anniversary nearest the insured’s 100th birthday that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with the NASD and with the states in which they do business. More information about GIS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your Park Avenue Life policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary, and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

•	under Option 1, the death benefit will at least equal your policy’s face amount when the insured dies, or

•	under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your policy account value increases and exceeds your policy’s benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy’s face amount.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

Paying premiums

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

Allocation options

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.

You may choose either of these options until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy’s death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, “skip” paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

Choosing the Premium Skip Option, or the Automatic Premium Loan feature can adversely affect the overall value of your policy, but won’t reduce your guaranteed death benefit or cause your policy to lapse. See Could your policy lapse?

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your allocation options. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if

2	PROSPECTUS	SUMMARY

you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses, and a comprehensive discussion of the risks for each of these funds listed in the accompanying prospectus for that fund. You should read the corresponding fund prospectus carefully before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option. See The fixed rate option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral account does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan Risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

SUMMARY	PROSPECTUS	3

Surrender and

Withdrawal Risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

Tax Risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 12 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment. Surrenders and partial withdrawals may have tax consequences.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you ask us to reduce the face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC’s current minimum face amount.

4	PROSPECTUS	SUMMARY

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second anniversary or the insured’s attained age 70. There may be a credit or a cost to be paid. See Special features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within:

•	10 days after you receive your policy, or

•	45 days after you sign Part 1 of the completed application for your policy, or

•	10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy’s Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.

Could your

policy lapse?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the policyowner or insured — such as age, sex, duration, face amount and underwriting class — the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that you will pay at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

TRANSACTION FEES
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Premium Charge	When Premium is paid	6% of premiums you pay up to 12 annual basic scheduled premiums and 3% of premiums you pay in excess of 12 annual basic scheduled premiums.[1]
Deferred Acquisition Cost (DAC) tax charge	When premium is paid.	1% of all basic scheduled premiums and unscheduled payments.
Premium tax	When premium is paid.	2.5% of all basic scheduled premiums and unscheduled payments.
Modality Charge	When premium is paid, if premiums for any benefits provided under this policy are paid more frequently than annually.	If premium paid semi-annually: premium is 3.00% more than if paid annually. If premium paid quarterly: premium is 5.06% more than if premium paid annually. If premium paid monthly: premium is 3.00% more than if premium paid annually.
Premium Skip Option	Annually, upon the selection of the Premium Skip Option.	An amount equal to 90.5% of any policy premium assessments
Surrender Charge[2]	Upon full surrender or lapse of the policy within the first 12 policy years of the initial face amount and upon a decrease in face amount.	Minimum first year charge: $2.50 per $1,000 of base policy face amount. Maximum first year charge: $46.12 per $1,000 of base policy face amount. First Year charge for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000 and assuming no unscheduled payments are made: $6.94 per $1,000 of base policy face amount.
Transfer Charge	The charge is not currently imposed. We reserve the right to impose the charge at the time of transfer after the 12th transfer in a policy year.	$25 per transfer after the 12th transfer in a policy year.
Unscheduled Payment Handling Fee	The charge is not currently imposed.	$2 per unscheduled payment
Partial Withdrawal Charge	Upon making a partial withdrawal from policy account value.	$25 or 2% of the amount of the withdrawal, whichever is lower.
[1]	The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.39 per $1,000 of face amount and the maximum amount is $280.58 per $1,000 of face amount.
[2]	The surrender charge decreases every year until it reaches 0% by the beginning of the 13th policy year. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.

6	PROSPECTUS	SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Cost of Insurance[2]:	Monthly

Minimum first year guaranteed charge: $0.057 per $1,000 of net amount at risk (NAR) for all underwriting classes.

Maximum first year guaranteed charge: $90.909 per $1,000 of NAR for all underwriting classes.

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.141 per $1,000 of NAR.

See notes for current charge[3]

Mortality and Expense Risk	Daily	The guaranteed annual charge is 0.90% of the average daily net assets of the variable investment options. See notes for current charge[4]
Guaranteed Insurance Amount	Monthly	$0.01 per $1,000 of current base policy face amount.
Policy Charge	Monthly	$10.00 for first three policy years. After the third policy year the charge is guaranteed not to exceed $8.00 per month.[5]
Administration Charge[6]	Monthly for first 12 policy years

Minimum charge: $0.020 per $1,000 of policy face amount for insureds age 35-80.

Maximum charge: $0.040 per $1,000 of policy face amount for insureds age 35-80.

Charge for a male, non-smoker age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.04 per $1,000 of base policy face amount.

Interest on Policy Loans	Annually on your policy anniversary	8% annually on all outstanding policy debt.
Optional Charges[7,10]
Adjustable Renewable Term Rider (ART)[8]	With your scheduled premium payment

Minimum first year guaranteed charge: $1.00 per $1,000 of ART rider face amount for all underwriting classes.

Maximum first year guaranteed charge: $132.92 per $1,000 of ART rider face amount for all underwriting classes.

See notes for current charge[9]

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of ART rider face amount.

Accidental Death Benefit Rider (ADB)[8]	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy and rider: $0.76 per $1,000 of ADB face amount annually

Maximum Charge for a non-substandard rated policy and rider: $1.34 per $1,000 of ADB face amount annually

Charge for a male, rated non-substandard, issue age 35: $0.81 per $1,000 of ADB face amount annually

Simplified Insurability Option Rider (SIO)	N/A	There is no charge for this rider

SUMMARY	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Optional Charges[7,10] (continued)
Waiver of Premium Rider[8]	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy and rider: $0.05 per $1,000 of base policy face amount annually

Maximum Charge for a non-substandard rated policy and rider: $2.79 per $1,000 of base policy face amount annually

Charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of base policy face amount annually

[1]	Does not include operating fees and expenses of the underlying funds. Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]	The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount for the initial face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
[3]	The minimum current first year cost of insurance charge for a non-substandard rated policy is $0.028 per $1,000 of NAR, the maximum current first year cost of insurance charge for a non-substandard rated policy is $6.596 per $1,000 of NAR, and the current first year cost of insurance charge is $0.093 per $1,000 of NAR, for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000.
[4]	The current annual charge for the mortality and expense risk fee is 0.60% of the average daily net assets in the variable investment options.
[5]	The current charge after the third policy year is $4.00 per month.
[6]	The administration charge is based on the insured’s age. After the 12th policy year the charge decreases to $0.015 per $1,000 of face amount. The administration charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.
[7]	Optional charges are the charges that we deduct if you choose to add optional benefits riders.
[8]	The charges for the Adjustable annual renewable term rider, Accidental death benefit rider and Waiver of premium rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.
[9]	The minimum first year current rider charge for a non-substandard rated policy is $0.41 per $1,000 of ART rider face amount, maximum first year current rider charge for a non-substandard rated policy is $84.70 per $1,000 of ART rider face amount, and the first year current rider charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000 and term face amount of $250,000 is $1.09 per $1,000 of ART rider face amount.
[10]	The Guaranteed purchase option rider rates are not provided. Current rates are not available since policy is no longer issued.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2004. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.10%	1.57%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information.

8	PROSPECTUS	SUMMARY

The Park Avenue Life policy diagram1

POLICY PREMIUMS	Less	Policy premium assessments:
•	Rider premiums
•	Rating charges
UNSCHEDULED PAYMENTS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return):

Guardian Investor Services LLC

The Guardian Stock Fund

The Guardian Small Cap Stock Fund

The Guardian VC Asset Allocation Fund

The Guardian VC 500 Index Fund

The Guardian VC Low Duration Bond Fund

The Guardian Bond Fund

The Guardian Cash Fund	Less	Mortality and expense risk charge

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

Guardian Baillie Gifford Limited

Baillie Gifford International Growth Fund

Baillie Gifford Emerging Markets Fund

Value Line, Inc.

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Gabelli Funds, LLC	Less	Monthly deductions
Gabelli Capital Asset Fund	• Policy charge
Massachusetts Financial Services Company	MFS Emerging Growth Series	• Administration charge	• Guaranteed insurance amount charge
MFS Total Return Series	• Charge for the cost of insurance

MFS Investors Trust Series

MFS Research Bond Series

(previously known as MFS Bond Series)

MFS New Discovery Series

MFS Research Series

American Century Investment Management, Inc.

American Century VP Value Fund

American Century VP International Fund

A I M Advisors, Inc.

AIM V.I. Capital Appreciation Fund

AIM V.I. Utilities Fund

(previously known as INVESCO VIF-Utilities Fund)

AIM V.I. Premier Equity Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Index 500 Portfolio

Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio

Janus Aspen Forty Portfolio

(previously known as Janus Aspen Capital Appreciation Portfolio)

Janus Aspen Large Cap Growth Portfolio

(previously known as Janus Aspen Growth Portfolio)

Janus Aspen Worldwide Growth Portfolio

Alliance Capital Management L.P.

AllianceBernstein Growth & Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

(previously known as AllianceBernstein Premier Growth Portfolio)

AllianceBernstein Global Technology Portfolio

(previously known as AllianceBernstein Technology Portfolio)

AllianceBernstein Value Portfolio

FIXED-RATE OPTION	LOAN COLLATERAL ACCOUNT

(plus interest credited)

(plus interest credited)

	Less	Transaction deductions • Surrender charge • Partial withdrawal charge
CASH SURRENDER VALUE		• Premium skip option deduction
	Less	Policy debt
NET CASH SURRENDER VALUE

[1]	This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	9

ABOUT THE PARK AVENUE LIFE POLICY

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

•	the insured must be age 80 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. Replacing your existing policy may not be advantageous.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

Issuing the policy

A Park Avenue Life insurance policy must have a face amount of at least $100,000.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

10	PROSPECTUS	ABOUT THE PARK AVENUE LIFE POLICY

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or “concurrent” beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE PARK AVENUE LIFE POLICY	PROSPECTUS	11

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if the policy account value increases, then the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death, plus the amount by which the policy account value, as of the monthly date before the insured’s death, exceeds the benchmark value

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal plus any applicable charges.

12	PROSPECTUS	BENEFITS AND POLICY VALUES

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the sum of your policy account value, plus any policy premium assessments you’ve paid covering the period beyond the policy month in which the insured died (if premiums are not being waived under a waiver of premium rider), divided by the net single premium per $1,000 for the insured’s attained age, sex and premium class. The net single premium will be adjusted to the date of the insured’s death. A table of net single premiums is included in your policy.

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy’s death benefit will be greater than its current face amount if the investments held in your policy performed sufficiently well in the last policy year. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

We will not approve a change from Option 1 to Option 2 if you are not paying your policy premiums under a waiver of premium rider.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the valuation

BENEFITS AND POLICY VALUES	PROSPECTUS	13

date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each valuation date. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made, minus

•	any surrender, partial withdrawal or transfer charges; minus

•	any Premium Skip Option deductions.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you’ve paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

•	whether your death benefit has increased above the face amount, and if so by how much, if you’ve chosen Option 2

•	if you can skip a premium under the Premium Skip Option

Cash surrender

value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrender your life insurance policy.

14	PROSPECTUS	BENEFITS AND POLICY VALUES

•	if you can make a partial withdrawal, and

•	any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy’s benchmark value for each policy year is set out in your policy. To calculate your policy’s benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.

Tabular account value

This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured’s 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will be returned to the policyowner and not credited to the policy.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year. The basic scheduled premium depends on your policy’s face amount, the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. Your policy will show your basic scheduled premium.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will decrease your basic scheduled premium if you reduce your policy’s face amount. The guaranteed premium period starts on the policy date and ends either on the policy anniversary closest to the insured’s 70th birthday, or on the tenth policy anniversary, whichever is later.

16	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Guaranteed

premium period

Your basic scheduled premium will not increase during the guaranteed premium period.

On the last policy review date before the guaranteed premium period ends, and on each subsequent policy review date, we review your policy. We will determine if your basic scheduled premium will change for the policy year after the end of the guaranteed premium period. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below.

If your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will not increase your basic scheduled premium for the next policy year. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

Unscheduled payments during the first policy year

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

You may not make an unscheduled payment:

•	if your policy premiums are being waived under a waiver of premium rider,

•	while a policy value option is in effect (see Policy value options), or

•	on or after the policy anniversary closest to the insured’s 100th birthday.

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	17

Unscheduled payments during the first policy year

Insured’s age	Factor
0 to 35	17
36 to 40	16
41 to 45	15
46 to 50	14
51 to 55	13
56 to 60	12
61 to 65	11
66 to 70	10
71	9
72	8
73	7
74	6
75 to 80	5

Premium Skip

Option

After the first policy year, you may “skip” paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text.) You do not have to make-up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

In the first policy year, the maximum that you may contribute in unscheduled payments after the “free look” period (see Your right to cancel your policy) is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured’s age as of the policy date.

After the first policy anniversary, the maximum that you may contribute in unscheduled payments is the lesser of $200,000 or:

•	in policy years two through five, three times the annual basic scheduled premium payable in that year,

•	in policy years six through ten, two times the annual basic scheduled premium payable in that year,

•	in each year thereafter, the annual basic scheduled premium payable during the guaranteed premium period.

We will return the portion of any unscheduled payment that exceeds the maximum in place at the time of your payment.

Making unscheduled payments may cause your policy to be considered a modified endowment contract under the Internal Revenue Code. We cannot guarantee that your policy will never be considered a modified endowment contract, because a number of policy transactions you may make could cause your policy to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

Premium Skip Option

After the first policy year, you may “skip” paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

•	your policy account value must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your net cash surrender value must equal or exceed your policy premium assessments for that policy year, and

•	your policy premiums are not being waived under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy’s benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy’s grace period. See Grace period. When you receive this notice you have three choices. You may:

•	choose to pay the annual premium due

18	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

•	choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,

•	if eligible, pay your policy premium through the policy’s Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis (semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 90.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

•	we receive your written instructions to cancel the option, or

•	we receive a payment from you that is credited to your account as a policy premium, or

•	we receive your written request to pay premiums periodically instead of annually, or

•	you no longer meet the requirements for exercising the Premium Skip Option because your policy’s net cash surrender value or policy account value is no longer sufficient, or

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	19

Borrowing to pay

premiums

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums.

•	you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been cancelled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

Automatic premium loan

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums. See Policy loans for how your policy’s loan value is calculated. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy’s loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy’s Automatic Premium Loan feature if we receive a written request from you to do so. Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

See Policy loans and Tax considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

•	first pay the policy premium,

•	then, repay any outstanding policy loans and accrued interest, and

•	finally, treat any remaining excess as an unscheduled payment.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We will use any other unidentified payments that we receive from you to:

•	pay any outstanding policy loans and accrued interest, and

•	then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the valuation date we receive it, so long as we receive it at our customer service office by the close of the business day. There are three exceptions:

•	any payments that we receive before your policy has been issued will be held and credited on the policy issue date

•	any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium credited on the premium due date, and

•	any payments that we receive after your policy has been issued that require additional underwriting will be held and credited as of the date the underwriting process is complete.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or make an unscheduled payment we deduct premium charges and invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers equal to or greater than 10, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

Investing net

premiums

When you pay your basic scheduled premium or make an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

If you pay policy premiums or make unscheduled payments i) within 45 days of signing Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an “excess net premium” and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.

If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay you your policy’s net cash surrender value, and all insurance coverage will end. See Policy Value Options and Surrendering your policy.

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

•	we must receive your request for reinstatement in writing at our customer service office

•	the insured must be alive on the date the reinstatement takes effect

•	you must show that the insured meets our insurance requirements

Reinstating your

policy

If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.

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•	you must repay any outstanding policy debt with 8% interest. Interest will be compounded annually

•	you must pay us the greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy. These deductions and charges help defray certain costs associated with the policies:

•	the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may be higher than expected

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies

•	our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charges and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Contact us for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

TRANSACTION FEES

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

DEDUCTIONS AND CHARGES AFFECTING POLICY PREMIUMS AND UNSCHEDULED PAYMENTS

Policy premium assessments

Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. Amounts deducted as policy premium assessments are not subject to the premium tax charge, Deferred Acquisition Cost tax or premium sales charge. See below. We deduct this amount from each policy premium, but not from unscheduled payments.

Modality Charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

Premium tax charge

A premium tax charge of 2.5% is deducted from each basic scheduled premium and any unscheduled payments you make to cover premium taxes imposed by the states and jurisdictions where the policy is sold. The charge of 2.5% is charged on all policies regardless of the premium taxes actually charged by the jurisdiction in which you live. Premium taxes vary from state to state and currently range up to 4%. We impose a charge of 2.5% regardless of the premium tax rate in effect in any state. Thus the premium tax charge deducted from your policy may exceed the tax your state would have imposed. We reserve the right to increase this charge if the premium tax that we pay increases. This charge may not be claimed as a tax deduction because the premium taxes are incurred by GIAC.

Deferred Acquisition Cost (DAC) tax charge

This 1% charge is deducted from each basic scheduled premium and any unscheduled payments you make. We believe the charge is reasonable in relation to the increased federal income tax burden under Section 848 of

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

the Internal Revenue Code from our receipt of policy premiums and unscheduled payments. We reserve the right to increase this charge to reflect any changes in our federal income tax burden. See GIAC’s taxes. Like the premium tax charge, DAC tax charges are not tax deductible.

Premium sales charge

A charge of 6% is deducted from each basic scheduled premium and any unscheduled payments you make, after the deduction of any handling fees. Except on policies issued for those insured at ages 78, 79 or 80, this charge will fall to 3% after you have paid an amount equaling 12 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. Policy premium assessments are not counted towards this total. For policies issued at age 78, this charge will fall to 3% after you have paid an amount equaling 11 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. For policies issued at ages 79 and 80, the reduction will take effect after you have paid an amount equaling 10 annual basic scheduled premiums.

This charge covers sales and promotional expenses, such as commissions, advertising, and the cost of preparing sales literature and prospectuses. We may also use some of the proceeds from other charges to cover these costs. See Deductions from the Separate Account and Transaction deductions from the policy account value.

Surrender charges

During the first 12 years of your policy, you pay a surrender charge if you:

•	surrender your policy

•	reduce the face amount either by asking us to reduce it or through a partial withdrawal

•	let your policy lapse.

The amount of your surrender charges depends on the policy year in which the event occurs. They consist of a deferred administrative charge and a deferred sales charge. The deferred administrative charge covers costs which are not recovered through monthly policy and administration charges, such as the costs of processing applications, conducting medical examinations, determining insurability and establishing records. The charge is $4.80 per $1000 of your policy’s face amount, declining to zero after the 12th policy year for insureds between ages 35 and 80 when the policy is issued. This charge is generally lower for those under age 35 when the policy begins.

The deferred sales charge covers costs which are not recovered through the premium sales charge, such as the expenses related to the sale of Park Avenue Life policies. For policies where the insured is 78 or younger, the deferred sales charge is the lesser of:

•	36% of the annual basic scheduled premium payable in the first policy year, minus the sum of 3% of all basic scheduled premiums and unscheduled payments made up to the date that the deferred sales charge is incurred, plus any sales charges deducted for earlier reductions in your policy’s face amount, or

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

•	the percentage of the annual basic scheduled premium, as outlined in the chart below, for the policy year in which the charge is applied:

Policy year
1	2	3	4	5	6	7	8	9	10	11	12	13+
36%	33%	30%	27%	24%	21%	18%	15%	12%	9%	6%	3%	0

For policies where the insured is 78, 79 or 80 at issue, the deferred sales charge is calculated in a similar way, but declines to zero after 11 years for age 78 and 10 years for ages 79 and 80, because the initial percentage used in the calculations is 33% for age 78 and 30% for ages 79 and 80.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

amount of decrease
face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Together, the premium sales charge and the deferred sales charge form Park Avenue Life’s total sales load. The SEC imposes limits on the total sales load that can be collected in the first two years of a policy if the policy lapses or is surrendered. Accordingly, the maximum sales load that you will pay during the first two policy years is:

•	30% of payments made in the first year that do not exceed one annual basic scheduled premium, plus

•	10% of payments made during the second policy year that do not exceed one annual basic scheduled premium, plus

•	9% of all unscheduled payments made in the first two policy years.

The total sales charge that you pay over the life of your policy will not exceed 9% of the total basic scheduled premiums payable over the shorter of 20 years or the insured’s anticipated life expectancy. Because you can pay more than your policy’s basic scheduled premiums by making unscheduled payments, the period of time in which the maximum sales load is reached may be shorter than outlined above.

Partial withdrawal charge

If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 90.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

•	we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charges are calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero and

Monthly

deductions

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy’s negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured’s age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy’s face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy’s face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy. We do not expect to generate a profit from these charges.

Guaranteed Insurance Amount charge

This is a monthly charge of $0.01 per $1,000 of your policy’s face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rates for non-smokers are lower than the rates for smokers at most attained ages. The cost of insurance rate generally increases as the insured ages. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

OTHER CHARGES

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 8%, payable in arrears. Interest is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to your policy debt.

Deductions from the Separate Account

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated. If the amount we collect is higher than our expenses, we may generate a profit on this charge. We may use any profit to cover the cost of selling Park Avenue Life policies.

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust — a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy account values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account.

Each mutual fund is briefly described below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. The AIM, AllianceBernstein, Fidelity, Gabelli, Janus, MFS, American Century and Value Line funds are not affiliated with GIAC.

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser

Guardian Stock Fund	Long-term growth of capital	U.S. common stocks	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
Guardian VC 500 Index Fund	Seeks to match the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“the S&P Index”)	Common Stocks of companies in the S&P Index, which emphasizes large U.S. Companies
Guardian VC Asset Allocation Fund	Long-term total investment return consistent with moderate investment risk	Shares of The Guardian VC 500 Index Fund, The Guardian Stock Fund, The Guardian Bond Fund, and The Guardian Cash Fund
The Guardian VC Low Duration Bond Fund	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies.
The Guardian UBS VC Large Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitalization at the time of purchase.	Guardian Investor Services LLC (Adviser) 7 Hanover Square New York, NY 10004 UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
The Guardian UBS VC Small Cap Value Fund	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with small market capitalization at the time of purchase.
Guardian Bond Fund	Maximum income without undue risk of principal	Investment grade debt obligations	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
Guardian Cash Fund	High level of current income; preservation of capital	Money market instruments
Baillie Gifford International Growth Fund	Long-term capital appreciation	Common stocks and convertible securities issued by foreign companies	Guardian Baillie Gifford Limited (Adviser) Baillie Gifford Overseas Limited (Sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN, Scotland
Baillie Gifford Emerging Markets Fund	Long-term capital appreciation	Common stocks and convertible securities of emerging market companies
Guardian Small Cap Stock Fund	Long-term growth of capital	U.S. common stocks of companies with small market capitalization	Guardian Investor Services LLC 7 Hanover Square New York, NY 10004
Gabelli Capital Asset Fund	Growth of capital; current income is a secondary objective	U.S. common stocks and convertible securities	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
AIM V.I. Capital Appreciation Fund (Series 1)	Growth of capital	Common stocks	A I M Advisors, Inc. (AIM) 11 Greenway Plaza, Suite 100 Houston,Texas 77046-1173
AIM V.I. Utilities Fund (Series 1) (previously known as the INVESCO VIF-Utilities Fund)	Capital growth and income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Premier Equity Fund (Series 1)	Long-term growth of capital. Income is a secondary objective	Equity securities judged by the fund’s adviser to be undervalued.

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser

American Century VP International Fund (Class 1)	Capital growth	International common stocks with potential for appreciation	American Century Investment Management, Inc. (American Century) American Century Tower 4500 Main Street Kansas City, Missouri 64111
American Century VP Value Fund (Class 1)	Long-term capital growth with income as a secondary objective	Equity securities of well-established intermediate-to-large companies whose securities are believed to be undervalued
AllianceBernstein Growth & Income Portfolio (Class B)	Reasonable current income and reasonable opportunity for capital appreciation	Dividend paying common stocks of good quality; also fixed-income, convertible securities, and securities of foreign issuers	Alliance Capital Management L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Large Cap Growth Portfolio (Class B) (previously known as AllianceBernstein Premier Growth Portfolio)	Growth of capital by pursuing aggressive investment policies	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio (Class B) (previously known as AllianceBernstein Technology Portfolio)	Growth of capital and only incidentally current income	Securities of companies that use technology extensively in the development of new or improved products or processes
AllianceBernstein Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities
Fidelity VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued	Fidelity Management & Research Company (Fidelity) 82 Devonshire Street Boston, MA 02109 Geode Capital Management, LLC (Sub-adviser for Index 500 Portfolio) 53 State Street Boston, MA 02109
Fidelity VIP Equity-Income Portfolio (Initial Class)	Reasonable income with capital appreciation as a secondary objective	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio (Initial Class)	Capital growth	Common stocks and convertibles
Fidelity VIP High Income Portfolio (Initial Class)	High level of current income	High-yielding debt securities with an emphasis on lower-quality securities
Fidelity VIP Index 500 Portfolio (Initial Class)	Total return that corresponds to that of the Standard & Poor’s 500 Index	Equity securities of companies that compose the Standard & Poor’s 500 and in other instruments that are based on the value of the Index
Janus Aspen Forty Portfolio (Institutional Shares) (previously known as Janus Aspen Capital Appreciation Portfolio)	Long-term growth of capital	Equity securities of companies of any size; non-diversified; it will pursue its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Large Cap Growth Portfolio (Institutional Shares) (previously known as Janus Aspen Growth Portfolio)	Long-term growth of capital in a manner consistent with preservation of capital	Invests, under normal circumstances, at least 80% of its net assets in large-sized companies (those whose market capitalization falls within the range of companies in the Russell 1000® Index, at the time of purchase.)
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	Long-term growth of capital	A diversified portfolio of equity securities of mid-sized companies
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Long-term growth of capital in a manner consistent with preservation of capital	Common stocks of foreign and U.S. issuers; usually invests in at least five countries, including the U.S.

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser

MFS Research Bond Series (Initial Class) (previously known as MFS Bond Series)	Total return (a high level of current income and long-term growth of capital)	Fixed income securities such as corporate bonds and U.S. government securities and mortgage-backed and asset-backed securities	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, MA 02116
MFS Emerging Growth Series (Initial Class)	Long-term growth of capital	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts for those securities of emerging growth companies of any size
MFS Investors Trust Series (Initial Class)	Long-term growth of capital with a secondary objective to seek reasonable current income	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts issued by U.S. and foreign companies
MFS New Discovery Series (Initial Class)	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series (Initial Class)	Long-term growth of capital and future income	Equity securities of companies both U.S. and foreign believed to possess favorable prospects for long-term growth
MFS Total Return Series (Initial Class)	Above-average income consistent with prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income	Broad list of securities, including a combination of equity and fixed-income both U.S. and foreign
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments

Some of these funds may not be available in your state.

Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the policy. Currently, these advisers include MFS, American Century, AIM, Fidelity, Gabelli, AllianceBernstein, Janus, and Value Line. The amount of this compensation currently ranges from .15% to .45% of the assets of the fund attributable to the policies issued by GIAC. GIAC or GIS may also receive 12b-1 fees. Currently, 12b-1 fees of 0.25% are received from AllianceBernstein.

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Fixed-rate option

The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions or withdrawals or transfers from the fixed-rate option, including applicable charges

You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

Interest on

policy loans

We charge interest at an annual rate of 8% on all outstanding policy debt.

POLICY LOANS

After the first year of your policy and while the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt.

You may not take a policy loan during the first year of your policy or if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

Except for Automatic Premium Loans, the minimum loan amount is $500. However, if your policy’s loan value is less than $500, we will not process a loan for less than the full amount of your policy’s loan value. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our loan collateral account.

When taking out a policy loan, you should consider:

•	amounts transferred out of the variable and fixed-rate options and into our loan collateral account are no longer affected by the investment experience, positive or negative, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•	if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy’s Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our loan collateral account, and add that interest to your policy debt.

36	PROSPECTUS	SPECIAL FEATURES

This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.

Amounts in the loan collateral account will earn interest at a minimum annual rate of 6%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the loan collateral account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the loan collateral account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium tax, DAC tax or premium sales charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

•	the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

•	10% of the cash surrender value on that monthly date.

If the insured dies after we have sent this notice, but before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

SPECIAL FEATURES	PROSPECTUS	37

Decreasing the

face amount

After the first policy year, you may request a reduction in your policy’s face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

Partial

withdrawals

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. The minimum net partial withdrawal is $500.

DECREASING THE FACE AMOUNT

After the first policy year, you may request a reduction in your policy’s face amount, which is the guaranteed minimum amount your policy will pay at death or maturity. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws.

A reduction in face amount can only take effect on a monthly date. This means that we will reduce your face amount on the monthly date next following the date we approve your request. If you reduce the face amount in the first 12 years of your policy, we will deduct a surrender charge from your policy account value, as described in Transaction fees. A partial withdrawal may also result in a reduction in your policy’s face amount.

You cannot increase the face amount of your Park Avenue Life policy.

PARTIAL WITHDRAWALS

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

If we approve your request, it will be effective as of the valuation date we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. We will not approve or process a partial withdrawal if, after all related charges:

•	your cash surrender value would be less than the benchmark value as of the date of your withdrawal, and

•	your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.

38	PROSPECTUS	SPECIAL FEATURES

We will deduct the amount of your withdrawal and any charges as follows:

•	proportionately from the variable investment options in which your policy is invested

•	if these amounts are insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy’s death benefit on a dollar-for-dollar basis, as follows:

•	under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

•	under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy’s net cash surrender value.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value on the valuation date we receive your written request, which must include your policy, or an acceptable affidavit confirming that you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Collateral Account, minus

•	any surrender charge, minus

•	any outstanding policy debt, plus

•	any policy premium assessments that you have paid beyond the next monthly date.

Surrendering

your policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

SPECIAL FEATURES	PROSPECTUS	39

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Premium Class, Nonsmoker

Face Amount, $250,000

Annual Policy Premium, $2,225

Assuming, 6% hypothetical gross return: (4.56% net return) (See Appendix A)

Policy Account Value	$8,410

Deferred Administrative Charge	(800.00)

Deferred Sales Charge	(467.25)

Policy Debt	0

Pre-paid Policy Premium Assessments	0

Net Cash Surrender Value	$7,143

The deferred administrative charge and deferred sales charge are surrender charges, which gradually decline to zero by the end of the 12th policy year. See Deductions and charges. All insurance coverage will end on the valuation date we calculate your policy’s net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the valuation date on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

If we receive your written or telephonic transfer request on a business day, before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, you bear the risk of any losses caused by unauthorized or fraudulent telephone transactions.

Transfers

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

40	PROSPECTUS	SPECIAL FEATURES

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premiums and policy account value may not be invested or allocated to more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

SPECIAL FEATURES	PROSPECTUS	41

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative

42	PROSPECTUS	SPECIAL FEATURES

restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SPECIAL FEATURES	PROSPECTUS	43

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the valuation date we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, plus

•	interest earned on the proceeds, as outlined in your policy, from the date of death to the date the proceeds are paid or applied under a payment option, minus

•	any outstanding policy debt.

Dollar cost

averaging

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

44	PROSPECTUS	SPECIAL FEATURES

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect,

•	the insured commits suicide within two years of either the policy’s issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect, or

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated as of the end of the valuation period during which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with state law requirements. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

•	request payment of your net cash surrender value, in which case your insurance coverage will end, or

Policy value

options

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. If you choose to continue coverage under a policy value option, you have three choices, as described in the accompanying text.

SPECIAL FEATURES	PROSPECTUS	45

Surrendering a

policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt.

Exchanging a

policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy, issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

•	reinstate your policy, by following the required conditions (see Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy options available under the policy, contact your agent or us for details.

Surrendering a policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

•	for Option A the cash value is the then present value of insurance currently provided

•	for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

•	for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account.

Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.

EXCHANGE TO FIXED-BENEFIT INSURANCE

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements until the later of the insured’s attained age 70 or the second policy anniversary. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange; no partial exchanges are permitted. The insured’s age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

• (a)	the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

• (b)	the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

46	PROSPECTUS	SPECIAL FEATURES

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.

The new policy will be issued and effective either on the date we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. These include payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a “natural person”. Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.

For more information about payment options available under the policy, contact our customer service office.

SPECIAL FEATURES	PROSPECTUS	47

TAX CONSIDERATIONS

THIS DISCUSSION of tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

48	PROSPECTUS	TAX CONSIDERATIONS

Treatment of

policy proceeds

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unneccessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “basis” in the policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made to

TAX CONSIDERATIONS	PROSPECTUS	49

enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed.

•	if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•	policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•	all distributions other than death benefits including partial withdrawals, surrenders, assignments and policy loans will be treated first as distributions of gain taxable as ordinary income; and as a tax free recovery of basis only after all the gain in the contract has been distributed

•	all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•	a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured

50	PROSPECTUS	TAX CONSIDERATIONS

(a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life Policy, please consult a legal or tax adviser.

ESTATE AND GENERATION-SKIPPING

TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

TAX CONSIDERATIONS	PROSPECTUS	51

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

52	PROSPECTUS	TAX CONSIDERATIONS

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We currently charge a 1% federal tax charge on all basic scheduled premiums and any unscheduled payments you make. This covers our increased corporate income tax burden under Section 848 of the Internal Revenue Code, which requires all life insurance companies to amortize certain expenses over a 10-year period. See Deductions from policy premiums and unscheduled payments.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

TAX CONSIDERATIONS	PROSPECTUS	53

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contractowners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

54	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy’s death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

•	the policy premiums paid, plus

•	any unscheduled payments made, minus

•	any policy debt, minus

•	any partial withdrawals and any related charges.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policy-owners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	55

•	substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close sub-accounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

•	10 days of receiving your policy, or

•	45 days of signing Part 1 of your completed policy application

•	10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer “free look” periods may apply in some states. Policies issued in these states will include the applicable “free look” period. If a cancellation notice is sent by mail, it will be effective on the date of the postmark.

Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

56	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies.

We pay commissions for the sale of the policies. GIAC agents receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year, then

•	5% of the policy premiums paid for policy years two through ten, and

•	2% of the policy premiums paid for policy years thereafter.

In addition, GIAC pays a commission of no more than:

•	3.5% of each unscheduled payment in the first ten policy years, and

•	2% of any unscheduled payments thereafter.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Supplemental benefits and riders

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

We currently offer the following riders under the policy:

•	Adjustable Renewable Term rider

•	Waiver of Premium rider

•	Guaranteed Purchase Option

•	Accidental Death Benefit rider

•	Simplified Insurability Option rider.

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

OTHER INFORMATION	PROSPECTUS	57

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

58	PROSPECTUS	OTHER INFORMATION

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2004.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

OTHER INFORMATION	PROSPECTUS	59

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Age

The insured’s age on his or her birthday closest to the date the policy takes effect.

Attained age

The insured’s current age plus the number of policy years completed since the policy date.

Basic Policy

The policy without any additional riders.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

•	the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

•	the policy had a face amount of $250,000 and premiums were paid annually

•	we charged the current cost of insurance charges, and

•	the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period.

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured’s 100th birthday

•	the policy had a face amount of $100,000 and premiums were paid monthly

60	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

•	we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries. This is the interpolated benchmark value.

Business day

A day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time, or, if earlier, the close of the New York Stock Exchange.

Customer service office

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured’s 100th birthday, as long as:

•	you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

•	you don’t make any partial withdrawals, and

•	you don’t have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured’s 70th birthday or the 10th policy anniversary.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

APPENDICES	PROSPECTUS	61

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan collateral account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan collateral account is equal to the loan.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy’s death benefit.

Net premium

The amount that remains from your premium payment or unscheduled payments after we deduct premium charges.

Policy account value

The sum of the values attributable to a policy which is allocated to the variable investment options, the fixed-rate option and the loan collateral account.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. The tabular account value is equal to the policy account value that would result assuming that:

•	the policy had a face amount of $100,000

•	premiums were paid monthly

•	the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

62	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	we charged the guaranteed charges beginning on the policy date, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries. This is the interpolated tabular account value.

Valuation date

Any date on which the New York Stock Exchange is open for trading and GIAC is open for business. Valuations for any date other than a valuation date will be made on the next valuation date.

Valuation period

The period between two successive valuation dates, beginning after 4 p.m. New York time, or the close of the New York Stock Exchange if earlier, on one valuation date, and ending at 4 p.m. New York time, or the close of the New York Stock Exchange if earlier, on the next valuation date.

APPENDICES	PROSPECTUS	63

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here. These riders are available only at the time of issuance of the policy.

Waiver of Premium — This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

Accidental Death Benefit — This rider provides additional insurance coverage if the insured’s death results from accidental bodily injury.

Guaranteed Purchase Option — This rider provides the policyowner the right to purchase additional insurance policies on the insured’s life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the “Option Dates”) or within specified time periods of qualifying life events (“Alternate Option Dates”) provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

Simplified Insurability Option — This rider allows the policyowner to purchase additional policies on certain policy anniversaries (“Option Dates”) provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider.

Adjustable Renewable Term (ART) Insurance — This rider provides term insurance for one year periods. By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy’s coverage is reduced during the first 12 policy years. See Decreasing the Face Amount and Deductions and Charges.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

64	PROSPECTUS	APPENDICES

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on policies with face amounts of $250,000 for a male insured at Age 35. These insureds are assumed to be in the nonsmoker preferred risk classification. Values are first given based on current charges and then based on the policy’s higher guaranteed charges. In addition, each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue Life policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, net cash surrender values and policy account values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Death benefits, net cash surrender values and policy account values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 10%, but vary above and below the average over the period; and (2) policy premiums are paid at other than annual intervals, or if unscheduled payments are made. Benefits and values will also be affected by the policyowner’s allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6% or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as skipping policy premium and partial withdrawals, will also affect results, as will the insured’s sex, smoker status and premium class.

Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from annual policy premiums for policy premium assessments, the state premium tax charge, the DAC tax charge and the premium sales charge; and (2) monthly deductions are deducted from the policy account value on each monthly date. The net cash surrender values shown in the tables reflect the fact that surrender charges (consisting of a deferred sales charge and a deferred administrative charge) are deducted upon surrender, face amount reduction or lapse during the first 12 policy years. The death benefits, net cash surrender values and policy account values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the separate account attributable to the policies. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.84% of the average daily net assets of such funds.

The arithmetic average is based upon actual expenses of the funds incurred during 2004, before taking into account any applicable expense reimbursements and fee waivers. For an explanation of the expenses see the accompanying fund prospectuses.

Taking account of the charges for mortality and expense risks in the Separate Account and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10%

APPENDICES	PROSPECTUS	65

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

correspond to net investment experience at constant annual rates of -1.43%, 4.53% and 8.51%, respectively, based on GIAC’s current charge for mortality and expense risks, and -1.73%, 4.21% and 8.18%, respectively, based on GIAC’s guaranteed maximum charge for mortality and expense risks. See Net investment factor.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account, since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s Taxes.

The fourth column of each table shows the amount which would accumulate if an amount equal to the annual Policy Premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return. During the Guaranteed Premium Period, the annual Policy Premium is $2,225 for the policy illustrated.

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, premium class and the Face Amount or Basic Scheduled Premium requested, but a premium-based illustration must reflect GIAC’s current minimum Face Amount requirement for Park Avenue Life — which is $100,000. These personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2004, after applicable reimbursements and waivers. If you are already a Park Avenue Life policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the policy. It is equal to the sum of all policy premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash.

From time to time, advertisements or sales literature for Park Avenue Life may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue Life on September 1, 1995. As such, the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates The result for any period prior to the policies’ being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund’s expenses, as well as the Separate Account’s charge for mortality and expense risks, and the charges deducted from premiums, monthly deductions, and any transaction deductions associated with the policy in question.

66	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Underwriting Risk

$250,000 Face Amount

Death Benefit Option 1

Basic Scheduled Premium = $2,225

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

			Premiums Accumulated At 5% Interest Per Year	Assuming Current Charges and 0% Gross Return			Assuming Current Charges and 6% Gross Return			Assuming Current Charges and 10% Gross Return
End of Policy Year	Age Beginning of Year	Net Outlay		Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	2,225	2,336	1,442	0	250,000	1,544	0	250,000	1,613	0	250,000
2	36	2,225	4,789	2,859	1,136	250,000	3,155	1,432	250,000	3,359	1,636	250,000
3	37	2,225	7,365	4,228	2,627	250,000	4,810	3,209	250,000	5,225	3,624	250,000
4	38	2,225	10,070	5,615	4,181	250,000	6,579	5,145	250,000	7,291	5,857	250,000
5	39	2,225	12,909	6,956	5,689	250,000	8,402	7,135	250,000	9,506	8,238	250,000
6	40	2,225	15,891	8,251	7,150	250,000	10,281	9,181	250,000	11,882	10,782	250,000
7	41	2,225	19,022	9,501	8,567	250,000	12,219	11,286	250,000	14,436	13,502	250,000
8	42	2,225	22,309	10,715	9,948	250,000	14,229	13,462	250,000	17,191	16,424	250,000
9	43	2,225	25,761	11,860	11,259	250,000	16,278	15,678	250,000	20,131	19,530	250,000
10	44	2,225	29,385	12,954	12,520	250,000	18,387	17,954	250,000	23,290	22,857	250,000
15	49	2,225	50,413	18,148	18,148	250,000	30,472	30,472	250,000	43,698	43,698	250,000
20	54	2,225	77,250	21,028	21,028	250,000	43,731	43,731	250,000	72,904	72,904	250,000
25	59	2,225	111,502	21,178	21,178	250,000	57,973	57,973	250,000	115,447	115,447	250,000
30	64	2,225	155,218	18,615	18,615	250,000	73,930	73,930	250,000	179,174	179,174	304,951

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $17,490 ASSUMING THE 0% RETURN; $6,868 ASSUMING 6% RETURN AND $2,225, ASSUMING THE 10% RETURN.

APPENDICES	PROSPECTUS	67

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Underwriting Risk

$250,000 Face Amount

Death Benefit Option 1

Basic Scheduled Premium = $2,225

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

			Premiums Accumulated At 5% Interest Per Year	Assuming Guaranteed Charges and 0% Gross Return			Assuming Guaranteed Charges and 6% Gross Return			Assuming Guaranteed Charges and 10% Gross Return
End of Policy Year	Age Beginning of Year	Net Outlay		Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	2,225	2,336	1,437	0	250,000	1,539	0	250,000	1,607	0	250,000
2	36	2,225	4,789	2,689	966	250,000	2,978	1,255	250,000	3,178	1,455	250,000
3	37	2,225	7,365	3,895	2,294	250,000	4,453	2,853	250,000	4,853	3,252	250,000
4	38	2,225	10,070	5,077	3,643	250,000	5,988	4,554	250,000	6,662	5,228	250,000
5	39	2,225	12,909	6,209	4,942	250,000	7,558	6,291	250,000	8,591	7,323	250,000
6	40	2,225	15,891	7,287	6,186	250,000	9,160	8,059	250,000	10,642	9,542	250,000
7	41	2,225	19,022	8,305	7,371	250,000	10,788	9,855	250,000	12,822	11,888	250,000
8	42	2,225	22,309	9,265	8,498	250,000	12,446	11,679	250,000	15,141	14,374	250,000
9	43	2,225	25,761	10,163	9,563	250,000	14,129	13,529	250,000	17,607	17,007	250,000
10	44	2,225	29,385	10,997	10,563	250,000	15,836	15,403	250,000	20,231	19,797	250,000
15	49	2,225	50,413	14,451	14,451	250,000	25,040	25,040	250,000	36,534	36,534	250,000
20	54	2,225	77,250	15,650	15,650	250,000	34,453	34,453	250,000	59,077	59,077	250,000
25	59	2,225	111,502	12,621	12,621	250,000	42,080	42,080	250,000	89,551	89,551	250,000
30	64	2,225	155,218	2,517	2,517	250,000	44,893	44,893	250,000	131,671	131,671	250,000

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $17,490 ASSUMING THE 0% RETURN; $14,890 ASSUMING 6% RETURN AND $2,225, ASSUMING THE 10% RETURN.

68	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Underwriting Risk

$250,000 Face Amount

Death Benefit Option 2

Basic Scheduled Premium = $2,225

These values reflect CURRENT cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

			Premiums Accumulated At 5% Interest Per Year	Assuming Current Charges and 0% Gross Return			Assuming Current Charges and 6% Gross Return			Assuming Current Charges and 10% Gross Return
End of Policy Year	Age Beginning of Year	Net Outlay		Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	2,225	2,336	1,442	0	250,000	1,544	0	250,000	1,613	0	250,000
2	36	2,225	4,789	2,859	1,136	250,000	3,155	1,432	250,000	3,359	1,636	250,000
3	37	2,225	7,365	4,228	2,627	250,000	4,810	3,209	250,000	5,225	3,624	250,000
4	38	2,225	10,070	5,615	4,181	250,000	6,579	5,145	250,000	7,291	5,857	250,000
5	39	2,225	12,909	6,956	5,689	250,000	8,402	7,135	250,000	9,506	8,238	250,000
6	40	2,225	15,891	8,251	7,150	250,000	10,281	9,181	250,000	11,882	10,782	250,000
7	41	2,225	19,022	9,501	8,567	250,000	12,219	11,286	250,000	14,436	13,502	250,000
8	42	2,225	22,309	10,715	9,948	250,000	14,229	13,462	250,000	17,191	16,424	250,000
9	43	2,225	25,761	11,860	11,259	250,000	16,278	15,678	250,000	20,131	19,530	250,000
10	44	2,225	29,385	12,954	12,520	250,000	18,387	17,954	250,000	23,290	22,857	250,000
15	49	2,225	50,413	18,148	18,148	250,000	30,472	30,472	250,000	43,698	43,698	250,000
20	54	2,225	77,250	21,028	21,028	250,000	43,731	43,731	250,000	72,809	72,809	258,809
25	59	2,225	111,502	21,178	21,178	250,000	57,973	57,973	250,000	114,396	114,396	283,396
30	64	2,225	155,218	18,615	18,615	250,000	73,930	73,930	250,000	175,441	175,441	324,941

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $17,490 ASSUMING THE 0% RETURN; $6,868 ASSUMING 6% RETURN AND $2,225, ASSUMING THE 10% RETURN.

APPENDICES	PROSPECTUS	69

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Underwriting Risk

$250,000 Face Amount

Death Benefit Option 2

Basic Scheduled Premium = $2,225

These values reflect GUARANTEED cost of insurance and other charges

Using the Cash Value Accumulation Test as defined under Section 7702 of the Internal Revenue Code.

			Premiums Accumulated At 5% Interest Per Year	Assuming Guaranteed Charges and 0% Gross Return			Assuming Guaranteed Charges and 6% Gross Return			Assuming Guaranteed Charges and 10% Gross Return
End of Policy Year	Age Beginning of Year	Net Outlay		Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	2,225	2,336	1,437	0	250,000	1,539	0	250,000	1,607	0	250,000
2	36	2,225	4,789	2,689	966	250,000	2,978	1,255	250,000	3,178	1,455	250,000
3	37	2,225	7,365	3,895	2,294	250,000	4,453	2,853	250,000	4,853	3,252	250,000
4	38	2,225	10,070	5,077	3,643	250,000	5,988	4,554	250,000	6,662	5,228	250,000
5	39	2,225	12,909	6,209	4,942	250,000	7,558	6,291	250,000	8,591	7,323	250,000
6	40	2,225	15,891	7,287	6,186	250,000	9,160	8,059	250,000	10,642	9,542	250,000
7	41	2,225	19,022	8,305	7,371	250,000	10,788	9,855	250,000	12,822	11,888	250,000
8	42	2,225	22,309	9,265	8,498	250,000	12,446	11,679	250,000	15,141	14,374	250,000
9	43	2,225	25,761	10,163	9,563	250,000	14,129	13,529	250,000	17,607	17,007	250,000
10	44	2,225	29,385	10,997	10,563	250,000	15,836	15,403	250,000	20,231	19,797	250,000
15	49	2,225	50,413	14,451	14,451	250,000	25,040	25,040	250,000	36,534	36,534	250,000
20	54	2,225	77,250	15,650	15,650	250,000	34,453	34,453	250,000	59,077	59,077	250,000
25	59	2,225	111,502	12,621	12,621	250,000	42,080	42,080	250,000	89,381	89,381	258,381
30	64	2,225	155,218	2,517	2,517	250,000	44,893	44,893	250,000	129,531	129,531	279,031

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $17,490 ASSUMING THE 0% RETURN; $14,890 ASSUMING 6% RETURN AND $2,225, ASSUMING THE 10% RETURN.

70	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

APPENDIX A — USES OF LIFE INSURANCE

OTHER INFORMATION	PROSPECTUS	71

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 450 Fifth St., NW, Washington, D.C. 20549-0102. (Direct questions to the SEC at 202-942-8090).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration, available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-08736

72	PROSPECTUS	OTHER INFORMATION

PARK AVENUE LIFE

Issued Through The Guardian Separate Account K of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2005

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name “Park Avenue Life”) dated May 1, 2005.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002-6125

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub.3762SAI    5/04

STATEMENT OF ADDITIONAL INFORMATION	B-1

ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2004, our total assets (GAAP basis) exceeded $10 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2004, Guardian Life had total assets (GAAP basis) in excess of $39 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004-2616.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC’s Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue Life policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue Life policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue Life policy. You may also be able to convert to a Park Avenue Life policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one basic scheduled premium if you convert it to a Park Avenue Life policy.

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy’s benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net Investment Factor

We calculate the unit value of each variable investment option on each business day by multiplying the option’s immediately preceding unit value by the net investment factor for the valuation period. We calculate the net investment factor as follows on each valuation period:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current valuation date, plus

•	the amount per share of any dividends or capital gains distributed by the fund on that valuation date, divided by

•	the net asset value of one share of the same mutual fund for the immediately preceding valuation period, minus

•	the total daily charges we deduct from the Separate Account to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

Currently, we do not make daily deductions from the Separate Account to cover income taxes.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

B-2	STATEMENT OF ADDITIONAL INFORMATION

Decreasing the Face Amount

A partial withdrawal may also result in a reduction in your policy’s face amount. See Partial Withdrawals.

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount

•	under Option 2, a partial withdrawal will not reduce your policy’s face amount so long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.

When you reduce your policy’s face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

•	your basic scheduled premium

•	your policy’s benchmark values

•	surrender charges

•	policy account value

•	your monthly deductions

•	the variable insurance amount, and

•	any additional rider coverage (if the resulting death benefit for a rider is less than the minimum issue amount, we will terminate the rider).

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In those cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws. See Tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Dollar cost averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from The Guardian Cash Fund into the variable investment option or options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in The Guardian Cash Fund also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost averaging program beyond the initial number of months chosen by adding to your policy account value in The Guardian Cash Fund.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends,

•	your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you have in the variable investment option invested in The Guardian Cash Fund proportionately among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund,

•	you tell us in writing to end the program, and we receive this notice at least three valuation dates before the next scheduled transfer, or

•	your policy lapses or you surrender it, or

•	a policy value option takes effect.

STATEMENT OF ADDITIONAL INFORMATION	B-3

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three valuation dates before your policy’s next monthly date.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

Policy value options

Policy Value Option A  (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B  (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. If this option is used, the net cash surrender value of your policy is transferred irrevocably to the fixed-rate option. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.

Policy Value Option C  (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the coverage you could have bought for the policy’s cash surrender value for the attained age, sex and premium class of the insured.

To qualify for Option C, the insured under your policy must have been in a standard or better premium class when the policy was issued, the policy must have been in force for at least one policy year, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge, any loan interest charges, and any transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed-rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy’s rules regarding policy loans.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%. We will calculate any additional interest that is to be paid annually, and add it to our monthly interest payment.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year. We will make annual payments of any additional interest that we owe you.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year. We will make annual payments of any additional interest that we owe you.

B-4	STATEMENT OF ADDITIONAL INFORMATION

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities and Exchange Act of 1934, and a member of the NASD. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $2,574,795 in 2002, $1,950,994 in 2003 and $1,568,133 in 2004. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004-2616.

STATEMENT OF ADDITIONAL INFORMATION	B-5

The offering of the policies is continuous, and we do not anticipate discontinuing offering the policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding the aggregate dollar amounts of commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•	agreements with MFS, AIM, American Century, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

B-6	STATEMENT OF ADDITIONAL INFORMATION

•	the expected number of participants

•	the expected amount of premium payments

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We will increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings in our general account

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy’s net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy’s net amount at risk.

STATEMENT OF ADDITIONAL INFORMATION	B-7

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

Advertising Practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Legal matters

The legal validity of the Park Avenue Life policy, as described in this prospectus, has been confirmed by Richard T. Potter, Jr., Vice President and Counsel of GIAC.

Financial statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

B-8	STATEMENT OF ADDITIONAL INFORMATION

Experts

The consolidated balance sheets of GIAC as of December 31, 2004 and 2003 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2004 and the statement of assets and liabilities of Separate Account K as of and for the year ended December 31, 2004 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2004, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The actuarial matters contained in this prospectus have been examined by Charles G. Fisher, FSA, MAAA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION	B-9

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT K

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	Guardian Stock	Guardian VC 500 Index

Assets:
Shares owned in underlying fund	3,786,438	340,708
Net asset value per share (NAV)	28.42	8.86

Total Assets (Shares x NAV)	$107,610,554	$3,018,675

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	334,467	7,650

Net Assets	$107,276,087	$3,011,025

Net Assets: Park Avenue Life
Contract value in accumulation period	$106,285,985	$2,166,279

Net Assets	$106,285,985	$2,166,279
Units Outstanding	6,258,037	252,174
Unit Value (accumulation)	$16.98	$8.59

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$990,102	$844,746

Net Assets	$990,102	$844,746
Units Outstanding	156,202	96,586
Unit Value (accumulation)	$6.34	$8.75

Net Assets: Total
Contract value in accumulation period	$107,276,087	$3,011,025

Net Assets	$107,276,087	$3,011,025

FIFO Cost Of Shares In Underlying Fund	$119,553,646	$2,549,035

STATEMENT OF OPERATIONS

Years Ended December 31, 2004

	Guardian Stock	Guardian VC 500 Index

2004 Investment Income
Income:
Reinvested dividends	$1,892,201	$45,264
Expenses:
Mortality and expense risk charges	633,233	11,550

Net investment income/(expense)	1,258,968	33,714

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(15,244,350)	6,736
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(15,244,350)	6,736
Net change in unrealized appreciation/(depreciation) of investments	19,459,174	220,540

Net realized and unrealized gain/(loss) from investments	4,214,824	227,276

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,473,792	$260,990

See notes to financial statements.

B-10	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC Asset Allocation	Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash

44,852	4,095	1,891	2,498	4,362	319,197	410,315
9.16	8.60	9.97	13.35	13.97	12.11	10.00

$410,843	$35,220	$18,853	$33,346	$60,937	$3,865,479	$4,103,155

2,056	—	29	26	38	12,300	125,288

$408,787	$35,220	$18,824	$33,320	$60,899	$3,853,179	$3,977,867

$359,147	$—	$14,114	$33,320	$60,864	$3,727,095	$3,672,069

$359,147	$—	$14,114	$33,320	$60,864	$3,727,095	$3,672,069
36,143	—	1,404	2,958	5,280	219,034	278,946
$9.94	$—	$10.05	$11.27	$11.53	$17.02	$13.16

$49,640	$35,220	$4,710	$—	$35	$126,084	$305,798

$49,640	$35,220	$4,710	$—	$35	$126,084	$305,798
4,875	2,756	467	—	3	9,104	27,784
$10.18	$12.78	$10.09	$—	$11.57	$13.85	$11.01

$408,787	$35,220	$18,824	$33,320	$60,899	$3,853,179	$3,977,867

$408,787	$35,220	$18,824	$33,320	$60,899	$3,853,179	$3,977,867

$357,543	$34,829	$19,013	$33,593	$62,328	$3,998,673	$4,103,155

Investment Divisions
Guardian VC Asset Allocation	Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash

$4,674	$2,032	$249	$161	$111	$153,976	$37,045

2,033	—	30	25	38	21,818	24,734

2,641	2,032	219	136	73	132,158	12,311

10,479	608	1	7	26	6,283	—
—	—	—	1,487	3,898	37,966	—

10,479	608	1	1,494	3,924	44,249	—
21,906	(138)	(159)	(247)	(1,391)	(48,787)	4

32,385	470	(158)	1,247	2,533	(4,538)	4

$35,026	$2,502	$61	$1,383	$2,606	$127,620	$12,315

STATEMENT OF ADDITIONAL INFORMATION	B-11

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Gabelli Capital Asset	Baillie Gifford International Growth

Assets:
Shares owned in underlying fund	448,454	611,976
Net asset value per share (NAV)	18.28	15.60

Total Assets (Shares x NAV)	$8,197,747	$9,546,824

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	24,791	30,321

Net Assets	$8,172,956	$9,516,503

Net Assets: Park Avenue Life
Contract value in accumulation period	$7,711,143	$9,239,518

Net Assets	$7,711,143	$9,239,518
Units Outstanding	422,579	534,388
Unit Value (accumulation)	$18.25	$17.29

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$461,813	$276,985

Net Assets	$461,813	$276,985
Units Outstanding	33,300	32,613
Unit Value (accumulation)	$13.87	$8.49

Net Assets: Total
Contract value in accumulation period	$8,172,956	$9,516,503

Net Assets	$8,172,956	$9,516,503

FIFO Cost Of Shares In Underlying Fund	$6,499,461	$7,126,724

STATEMENT OF OPERATIONS

Years Ended December 31, 2004 (continued)

	Gabelli Capital Asset	Baillie Gifford International Growth

2004 Investment Income
Income:
Reinvested dividends	$25,398	$21,095
Expenses:
Mortality and expense risk charges	42,411	51,480

Net investment income/(expense)	(17,013)	(30,385)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	140,786	277,016
Reinvested realized gain distributions	282,437	—

Net realized gain/(loss) on investments	423,223	277,016
Net change in unrealized appreciation/(depreciation) of investments	615,282	1,035,190

Net realized and unrealized gain/(loss) from investments	1,038,505	1,312,206

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,021,492	$1,281,821

See notes to financial statements.

B-12	STATEMENT OF ADDITIONAL INFORMATION

	Investment Divisions
Baillie Gifford Emerging Markets	Guardian Small Cap Stock	Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series 1	AIM V.I. Utilities Series 1	AIM V.I. Premier Equity Series 1

141,145	565,173	516,871	611,555	131,570	20,789	313,457
16.43	17.22	20.24	20.46	22.69	15.61	21.30

$2,319,009	$9,732,286	$10,461,472	$12,512,417	$2,985,331	$324,509	$6,676,632

8,533	30,415	33,640	39,410	9,744	2,029	22,341

$2,310,476	$9,701,871	$10,427,832	$12,473,007	$2,975,587	$322,480	$6,654,291

$2,245,989	$9,410,085	$10,361,625	$12,187,571	$2,820,455	$288,844	$6,485,389

$2,245,989	$9,410,085	$10,361,625	$12,187,571	$2,820,455	$288,844	$6,485,389
129,235	605,526	625,377	575,420	244,154	40,299	590,026
$17.38	$15.54	$16.57	$21.18	$11.55	$7.17	$10.99

$64,487	$291,786	$66,207	$285,436	$155,132	$33,636	$168,902

$64,487	$291,786	$66,207	$285,436	$155,132	$33,636	$168,902
4,499	25,078	9,073	29,341	23,613	4,625	24,858
$14.33	$11.64	$7.30	$9.73	$6.57	$7.27	$6.79

$2,310,476	$9,701,871	$10,427,832	$12,473,007	$2,975,587	$322,480	$6,654,291

$2,310,476	$9,701,871	$10,427,832	$12,473,007	$2,975,587	$322,480	$6,654,291

$1,719,352	$8,495,900	$10,659,883	$11,785,304	$2,539,267	$260,178	$6,169,191

	Investment Divisions
Baillie Gifford Emerging Markets	Guardian Small Cap Stock	Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series 1	AIM V.I. Utilities Series 1	AIM V.I. Premier Equity Series 1

$4,022	$—	$—	$39,562	$—	$7,468	$30,924

11,395	52,235	61,385	71,553	16,389	1,667	39,122

(7,373)	(52,235)	(61,385)	(31,991)	(16,389)	5,801	(8,198)

135,394	138,164	(1,192,661)	(700,620)	(5,657)	(3,940)	(335,050)
47,020	1,559,646	—	—	—	—	—

182,414	1,697,810	(1,192,661)	(700,620)	(5,657)	(3,940)	(335,050)
237,242	(441,911)	2,284,977	2,023,474	190,408	56,021	678,170

419,656	1,255,899	1,092,316	1,322,854	184,751	52,081	343,120

$412,283	$1,203,664	$1,030,931	$1,290,863	$168,362	$57,882	$334,922

STATEMENT OF ADDITIONAL INFORMATION	B-13

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Premier Growth Class B

Assets:
Shares owned in underlying fund	31,913	4,367
Net asset value per share (NAV)	23.87	23.11

Total Assets (Shares x NAV)	$761,757	$100,919

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	3,441	814

Net Assets	$758,316	$100,105

Net Assets: Park Avenue Life
Contract value in accumulation period	$756,260	$98,837

Net Assets	$756,260	$98,837
Units Outstanding	65,721	9,509
Unit Value (accumulation)	$11.51	$10.39

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$2,056	$1,268

Net Assets	$2,056	$1,268
Units Outstanding	183	120
Unit Value (accumulation)	$11.26	$10.56

Net Assets: Total
Contract value in accumulation period	$758,316	$100,105

Net Assets	$758,316	$100,105

FIFO Cost Of Shares In Underlying Fund	$677,618	$89,656

STATEMENT OF OPERATIONS

Years Ended December 31, 2004 (continued)

	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Premier Growth Class B

2004 Investment Income
Income:
Reinvested dividends	$4,236	$—
Expenses:
Mortality and expense risk charges	3,810	558

Net investment income/(expense)	426	(558)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	29,222	2,482
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	29,222	2,482
Net change in unrealized appreciation/(depreciation) of investments	39,616	4,877

Net realized and unrealized gain/(loss) from investments	68,838	7,359

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$69,264	$6,801

See notes to financial statements.

B-14	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Alliance Bernstein Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1	American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value

22,043	26,051	208,412	331,327	4,168	4,573	24,800
15.08	12.54	7.35	8.75	12.82	16.80	11.78

$332,403	$326,678	$1,531,832	$2,899,109	$53,428	$76,819	$292,139

1,277	1,690	5,541	9,272	—	—	—

$331,126	$324,988	$1,526,291	$2,889,837	$53,428	$76,819	$292,139

$328,907	$314,384	$1,526,291	$2,889,837	$—	$—	$—

$328,907	$314,384	$1,526,291	$2,889,837	$—	$—	$—
32,338	25,825	136,913	184,554	—	—	—
$10.17	$12.17	$11.15	$15.66	$—	$—	$—

$2,219	$10,604	$—	$—	$53,428	$76,819	$292,139

$2,219	$10,604	$—	$—	$53,428	$76,819	$292,139
215	859	—	—	4,164	3,450	26,679
$10.34	$12.35	$—	$—	$12.83	$22.27	$10.95

$331,126	$324,988	$1,526,291	$2,889,837	$53,428	$76,819	$292,139

$331,126	$324,988	$1,526,291	$2,889,837	$53,428	$76,819	$292,139

$317,392	$293,588	$1,213,439	$2,299,786	$43,260	$60,689	$242,024

Investment Divisions
Alliance Bernstein Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1	American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value

$—	$1,618	$7,786	$24,867	$179	$2,105	$2,302

1,002	1,247	9,135	15,964	—	—	—

(1,002)	371	(1,349)	8,903	179	2,105	2,302

2,850	13,349	(5,068)	58,395	1,364	6,359	10,809
—	—	—	19,290	—	2,571	—

2,850	13,349	(5,068)	77,685	1,364	8,930	10,809
8,429	12,320	192,547	233,944	3,264	7,532	17,107

11,279	25,669	187,479	311,629	4,628	16,462	27,916

$10,277	$26,040	$186,130	$320,532	$4,807	$18,567	$30,218

STATEMENT OF ADDITIONAL INFORMATION	B-15

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity- Income Initial Class

Assets:
Shares owned in underlying fund	207,801	134,660
Net asset value per share (NAV)	26.62	25.37

Total Assets (Shares x NAV)	$5,531,658	$3,416,334

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	16,981	10,998

Net Assets	$5,514,677	$3,405,336

Net Assets: Park Avenue Life
Contract value in accumulation period	$5,514,677	$3,405,336

Net Assets	$5,514,677	$3,405,336
Units Outstanding	515,446	247,146
Unit Value (accumulation)	$10.70	$13.78

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$5,514,677	$3,405,336

Net Assets	$5,514,677	$3,405,336

FIFO Cost Of Shares In Underlying Fund	$4,460,729	$2,818,858

STATEMENT OF OPERATIONS

Years Ended December 31, 2004 (continued)

	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity- Income Initial Class

2004 Investment Income
Income:
Reinvested dividends	$12,212	$37,610
Expenses:
Mortality and expense risk charges	27,297	18,048

Net investment income/(expense)	(15,085)	19,562

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	86,816	32,310
Reinvested realized gain distributions	—	8,985

Net realized gain/(loss) on investments	86,816	41,295
Net change in unrealized appreciation/(depreciation) of investments	570,883	266,021

Net realized and unrealized gain/(loss) from investments	657,699	307,316

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$642,614	$326,878

See notes to financial statements.

B-16	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

196,124	59,149	64,483	11,896	10,872	3,306	11,784
16.07	7.00	137.75	26.35	25.09	15.96	29.88

$3,151,711	$414,043	$8,882,504	$313,449	$272,772	$52,769	$352,119

10,850	2,576	28,922	—	—	—	—

$3,140,861	$411,467	$8,853,582	$313,449	$272,772	$52,769	$352,119

$3,140,861	$411,467	$8,853,582	$—	$—	$—	$—

$3,140,861	$411,467	$8,853,582	$—	$—	$—	$—
337,316	43,130	707,967	—	—	—	—
$9.31	$9.54	$12.51	$—	$—	$—	$—

$—	$—	$—	$313,449	$272,772	$52,769	$352,119

$—	$—	$—	$313,449	$272,772	$52,769	$352,119
—	—	—	28,593	22,440	6,699	21,363
$—	$—	$—	$10.96	$12.16	$7.87	$16.48

$3,140,861	$411,467	$8,853,582	$313,449	$272,772	$52,769	$352,119

$3,140,861	$411,467	$8,853,582	$313,449	$272,772	$52,769	$352,119

$2,731,324	$385,728	$7,531,767	$252,062	$222,370	$48,310	$250,186

Investment Divisions
Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

$15,315	$28,732	$99,565	$452	$2,809	$132	$—

18,395	2,317	51,038	—	—	—	—

(3,080)	26,415	48,527	452	2,809	132	—

(70,281)	21,251	(156,990)	8,598	2,092	3,989	17,461
—	—	—	—	732	—	—

(70,281)	21,251	(156,990)	8,598	2,824	3,989	17,461
270,409	(16,234)	910,138	30,063	19,712	(1,030)	49,877

200,128	5,017	753,148	38,661	22,536	2,959	67,338

$197,048	$31,432	$801,675	$39,113	$25,345	$3,091	$67,338

STATEMENT OF ADDITIONAL INFORMATION	B-17

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Capital Appreciation Institutional Shares

Assets:
Shares owned in underlying fund	89,488	54,293
Net asset value per share (NAV)	25.84	24.58

Total Assets (Shares x NAV)	$2,312,381	$1,334,520

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	8,471	5,633

Net Assets	$2,303,910	$1,328,887

Net Assets: Park Avenue Life
Contract value in accumulation period	$2,303,910	$1,328,887

Net Assets	$2,303,910	$1,328,887
Units Outstanding	488,486	182,717
Unit Value (accumulation)	$4.72	$7.27

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract value in accumulation period	$2,303,910	$1,328,887

Net Assets	$2,303,910	$1,328,887

FIFO Cost Of Shares In Underlying Fund	$1,721,807	$1,026,982

STATEMENT OF OPERATIONS

Years Ended December 31, 2004 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Capital Appreciation Institutional Shares

2004 Investment Income
Income:
Reinvested dividends	$—	$3,035
Expenses:
Mortality and expense risk charges	12,943	8,256

Net investment income/(expense)	(12,943)	(5,221)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	28,795	39,712
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	28,795	39,712
Net change in unrealized appreciation/(depreciation) of investments	359,845	163,508

Net realized and unrealized gain/(loss) from investments	388,640	203,220

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$375,697	$197,999

See notes to financial statements.

B-18	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Janus Aspen Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Capital Appreciation Service Shares	Janus Aspen Growth Service Shares	Janus Aspen Worldwide Growth Service Shares	MFS Bond Initial Class

65,991	96,832	10,268	5,660	10,181	9,036	28,809
20.07	26.78	25.36	24.39	19.84	26.62	12.16

$1,324,444	$2,593,150	$260,407	$138,047	$201,985	$240,548	$350,311

5,353	9,679	—	—	—	—	2,436

$1,319,091	$2,583,471	$260,407	$138,047	$201,985	$240,548	$347,875

$1,319,091	$2,583,471	$—	$—	$—	$—	$347,875

$1,319,091	$2,583,471	$—	$—	$—	$—	$347,875
218,213	438,183	—	—			23,148
$6.04	$5.90	$—	$—	$—	$—	$15.03

$—	$—	$260,407	$138,047	$201,985	$240,548	$—

$—	$—	$260,407	$138,047	$201,985	$240,548	$—
—	—	26,903	12,761	23,037	27,321	—
$—	$—	$9.68	$10.82	$8.77	$8.80	$—

$1,319,091	$2,583,471	$260,407	$138,047	$201,985	$240,548	$347,875

$1,319,091	$2,583,471	$260,407	$138,047	$201,985	$240,548	$347,875

$1,138,250	$2,269,453	$191,252	$110,541	$174,446	$209,033	$343,998

Investment Divisions
Janus Aspen Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Capital Appreciation Service Shares	Janus Aspen Growth Service Shares	Janus Aspen Worldwide Growth Service Shares	MFS Bond Initial Class

$1,869	$24,866	$—	$32	$—	$2,078	$24,507

7,553	14,658	—	—	—	—	2,157

(5,684)	10,208	—	32	—	2,078	22,350

(3,863)	(35,806)	2,770	3,425	8,830	3,712	(4,997)
—	—	—	—	—	—	—

(3,863)	(35,806)	2,770	3,425	8,830	3,712	(4,997)
64,584	137,998	38,616	16,606	(199)	5,113	(2,510)

60,721	102,192	41,386	20,031	8,631	8,825	(7,507)

$55,037	$112,400	$41,386	$20,063	$8,631	$10,903	$14,843

STATEMENT OF ADDITIONAL INFORMATION	B-19

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004 (continued)

	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class

Assets:
Shares owned in underlying fund	237,654	209,254
Net asset value per share (NAV)	17.52	18.08

Total Assets (Shares x NAV)	$4,163,697	$3,783,304

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	13,512	12,639

Net Assets	$4,150,185	$3,770,665

Net Assets: Park Avenue Life
Contract value in accumulation period	$3,987,917	$3,717,155

Net Assets	$3,987,917	$3,717,155
Units Outstanding	363,633	308,794
Unit Value (accumulation)	$10.97	$12.04

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$162,268	$53,510

Net Assets	$162,268	$53,510
Units Outstanding	30,428	6,055
Unit Value (accumulation)	$5.33	$8.84

Net Assets: Total
Contract value in accumulation period	$4,150,185	$3,770,665

Net Assets	$4,150,185	$3,770,665

FIFO Cost Of Shares In Underlying Fund	$3,499,737	$3,407,279

STATEMENT OF OPERATIONS

Years Ended December 31, 2004 (continued)

	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class

2004 Investment Income
Income:
Reinvested dividends	$—	$20,868
Expenses:
Mortality and expense risk charges	23,343	21,255

Net investment income/(expense)	(23,343)	(387)

2004 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(204,247)	(123,072)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(204,247)	(123,072)
Net change in unrealized appreciation/(depreciation) of investments	681,800	487,055

Net realized and unrealized gain/(loss) from investments	477,553	363,983

2004 Net Increase/(Decrease) in Net Assets Resulting from Operations	$454,210	$363,596

See notes to financial statements.

B-20	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

75,673	22,848	219,965
14.87	15.30	21.43

$1,125,260	$349,578	$4,713,840

4,092	1,558	14,333

$1,121,168	$348,020	$4,699,507

$1,005,436	$270,976	$4,314,493

$1,005,436	$270,976	$4,314,493
119,420	36,083	276,853
$8.42	$7.51	$15.58

$115,732	$77,044	$385,014

$115,732	$77,044	$385,014
13,387	10,147	28,099
$8.64	$7.59	$13.70

$1,121,168	$348,020	$4,699,507

$1,121,168	$348,020	$4,699,507

$916,191	$277,512	$3,998,711

Investment Divisions
MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$—	$3,311	$72,127

6,238	1,678	24,375

(6,238)	1,633	47,752

(13,278)	15,766	56,563
—	—	—

(13,278)	15,766	56,563
73,491	27,781	328,138

60,213	43,547	384,701

$53,975	$45,180	$432,453

STATEMENT OF ADDITIONAL INFORMATION	B-21

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004

	Guardian Stock	Guardian VC 500 Index

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$381,222	$17,821
Net realized gain/(loss) from sale of investments	(14,497,671)	(68,564)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	31,734,974	421,225

Net increase/(decrease) resulting from operations	17,618,525	370,482

2003 Policy Transactions
Net policy purchase payments	28,450,573	603,395
Transfers on account of death, surrenders and withdrawals	(10,891,965)	(106,045)
Transfers of policy loans	(3,436,627)	(13,316)
Transfers of cost of insurance and policy fees	(8,896,658)	(173,078)
Transfers between investment divisions	(3,422,648)	411,444
Transfers–other	251,788	4,442

Net increase/(decrease) from policy transactions	2,054,463	726,842

Total Increase/(Decrease) in Net Assets	19,672,988	1,097,324
Net Assets at December 31, 2002	83,366,588	965,523

Net Assets at December 31, 2003	$103,039,576	$2,062,847

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,258,968	$33,714
Net realized gain/(loss) from sale of investments	(15,244,350)	6,736
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	19,459,174	220,540

Net increase/(decrease) resulting from operations	5,473,792	260,990

2004 Policy Transactions
Net policy purchase payments	24,977,600	706,307
Transfers on account of death, surrenders and withdrawals	(10,808,038)	(123,594)
Transfers of policy loans	(3,462,681)	(38,780)
Transfers of cost of insurance and policy fees	(7,938,897)	(198,854)
Transfers between investment divisions	(4,036,476)	342,219
Transfers–other	31,211	(110)

Net increase/(decrease) from policy transactions	(1,237,281)	687,188

Total Increase/(Decrease) in Net Assets	4,236,511	948,178
Net Assets at December 31, 2003	103,039,576	2,062,847

Net Assets at December 31, 2004	$107,276,087	$3,011,025

See notes to financial statements.

B-22	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Guardian VC Asset Allocation	Guardian VC High Yield Bond	Guardian VC Low Duration Bond	Guardian UBS VC Large Cap Value	Guardian UBS VC Small Cap Value	Guardian Bond	Guardian Cash

$5,431	$1,195	$—	$—	$—	$128,285	$4,579
(8,738)	282	—	—	—	73,943	—
—	—	—	—	—	114,701	—
52,101	593	—	—	—	(158,035)	—

48,794	2,070	—	—	—	158,894	4,579

72,475	14,367	—	—	—	1,134,114	1,532,205
(36,414)	(220)	—	—	—	(299,451)	(923,266)
(9,894)	(107)	—	—	—	(87,190)	(257,381)
(23,945)	(3,099)	—	—	—	(359,751)	(405,095)
99,503	6,373	—	—	—	(45,135)	(45,815)
(338)	(5)	—	—	—	(9,822)	(77)

101,387	17,309	—	—	—	332,765	(99,429)

150,181	19,379	—	—	—	491,659	(94,850)
137,575	5,461	—	—	—	3,416,213	4,313,185

$287,756	$24,840	$—	$—	$—	$3,907,872	$4,218,335

$2,641	$2,032	$219	$136	$73	$132,158	$12,311
10,479	608	1	7	26	6,283	—
—	—	—	1,487	3,898	37,966	—
21,906	(138)	(159)	(247)	(1,391)	(48,787)	4

35,026	2,502	61	1,383	2,606	127,620	12,315

96,290	21,705	4,443	170	715	926,737	1,215,360
(44,220)	(5,283)	—	—	—	(412,798)	(575,216)
(5,541)	(50)	—	—	—	(32,290)	(229,868)
(31,316)	(5,598)	(779)	(143)	(425)	(281,765)	(359,081)
69,652	(2,862)	15,099	31,872	58,012	(381,978)	(294,016)
1,140	(34)	—	38	(9)	(219)	(9,962)

86,005	7,878	18,763	31,937	58,293	(182,313)	(252,783)

121,031	10,380	18,824	33,320	60,899	(54,693)	(240,468)
287,756	24,840	—	—	—	3,907,872	4,218,335

$408,787	$35,220	$18,824	$33,320	$60,899	$3,853,179	$3,977,867

STATEMENT OF ADDITIONAL INFORMATION	B-23

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Gabelli Capital Asset	Baillie Gifford International Growth

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(25,251)	$67,418
Net realized gain/(loss) from sale of investments	(197,856)	(1,538,737)
Reinvested realized gain distributions	5,599	—
Net change in unrealized appreciation/(depreciation) of investments	1,746,532	3,225,690

Net increase/(decrease) resulting from operations	1,529,024	1,754,371

2003 Policy Transactions
Net policy purchase payments	1,398,222	1,759,306
Transfers on account of death, surrenders and withdrawals	(880,430)	(710,213)
Transfers of policy loans	(106,919)	(156,250)
Transfers of cost of insurance and policy fees	(426,570)	(524,693)
Transfers between investment divisions	591,883	9,617
Transfers–other	(737)	4,691

Net increase/(decrease) from policy transactions	575,449	382,458

Total Increase/(Decrease) in Net Assets	2,104,473	2,136,829
Net Assets at December 31, 2002	4,194,606	5,580,199

Net Assets at December 31, 2003	$6,299,079	$7,717,028

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(17,013)	$(30,385)
Net realized gain/(loss) from sale of investments	140,786	277,016
Reinvested realized gain distributions	282,437	—
Net change in unrealized appreciation/(depreciation) of investments	615,282	1,035,190

Net increase/(decrease) resulting from operations	1,021,492	1,281,821

2004 Policy Transactions
Net policy purchase payments	1,514,912	1,564,001
Transfers on account of death, surrenders and withdrawals	(652,590)	(595,830)
Transfers of policy loans	(254,050)	(253,949)
Transfers of cost of insurance and policy fees	(466,321)	(522,597)
Transfers between investment divisions	712,655	328,725
Transfers–other	(2,221)	(2,696)

Net increase/(decrease) from policy transactions	852,385	517,654

Total Increase/(Decrease) in Net Assets	1,873,877	1,799,475
Net Assets at December 31, 2003	6,299,079	7,717,028

Net Assets at December 31, 2004	$8,172,956	$9,516,503

See notes to financial statements.

B-24	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Baillie Gifford Emerging Markets	Guardian Small Cap Stock	Value Line Centurion	Value Line Strategic Asset Management	AIM V.I. Capital Appreciation Series 1	AIM V.I. Utilities Series 1	AIM V.I. Premier Equity Series 1

$3,189	$(41,062)	$(54,236)	$12,574	$(14,427)	$5,373	$(17,662)
(9,123)	(158,587)	(1,161,630)	(995,807)	(228,273)	(36,232)	(1,148,492)
—	—	—	—	—	—	—
442,989	2,434,815	2,677,981	2,471,350	818,281	56,884	2,366,614

437,055	2,235,166	1,462,115	1,488,117	575,581	26,025	1,200,460

270,770	1,681,112	2,317,688	2,620,507	843,487	60,061	2,064,580
(151,805)	(614,815)	(818,274)	(1,173,474)	(156,368)	(20,044)	(501,322)
(16,495)	(189,658)	(203,144)	(256,395)	(44,516)	(607)	(134,320)
(84,419)	(528,536)	(724,844)	(885,433)	(223,803)	(18,078)	(553,757)
167,015	(89,359)	(197,680)	(117,715)	(206,687)	(12,825)	(746,308)
1,789	2,501	8,651	8,948	(11)	(234)	9,681

186,855	261,245	382,397	196,438	212,102	8,273	138,554

623,910	2,496,411	1,844,512	1,684,555	787,683	34,298	1,339,014
775,650	5,241,586	7,630,636	9,359,252	1,856,228	156,195	4,943,254

$1,399,560	$7,737,997	$9,475,148	$11,043,807	$2,643,911	$190,493	$6,282,268

$(7,373)	$(52,235)	$(61,385)	$(31,991)	$(16,389)	$5,801	$(8,198)
135,394	138,164	(1,192,661)	(700,620)	(5,657)	(3,940)	(335,050)
47,020	1,559,646	—	—	—	—	—
237,242	(441,911)	2,284,977	2,023,474	190,408	56,021	678,170

412,283	1,203,664	1,030,931	1,290,863	168,362	57,882	334,922

323,746	1,682,889	2,023,347	2,300,574	722,386	62,119	1,741,525
(121,521)	(601,207)	(795,230)	(871,586)	(154,357)	(7,436)	(539,264)
(35,674)	(291,661)	(328,926)	(344,356)	(207,598)	(4,470)	(323,997)
(110,574)	(545,957)	(657,851)	(807,807)	(209,810)	(18,116)	(500,521)
451,747	514,997	(319,470)	(140,971)	10,367	42,109	(339,203)
(9,091)	1,149	(117)	2,483	2,326	(101)	(1,439)

498,633	760,210	(78,247)	138,337	163,314	74,105	37,101

910,916	1,963,874	952,684	1,429,200	331,676	131,987	372,023
1,399,560	7,737,997	9,475,148	11,043,807	2,643,911	190,493	6,282,268

$2,310,476	$9,701,871	$10,427,832	$12,473,007	$2,975,587	$322,480	$6,654,291

STATEMENT OF ADDITIONAL INFORMATION	B-25

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Premier Growth Class B

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(191)	$(236)
Net realized gain/(loss) from sale of investments	17,911	59
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	46,092	7,323

Net increase/(decrease) resulting from operations	63,812	7,146

2003 Policy Transactions
Net policy purchase payments	55,605	11,379
Transfers on account of death, surrenders and withdrawals	(92,090)	—
Transfers of policy loans	(1,018)	11
Transfers of cost of insurance and policy fees	(14,524)	(2,864)
Transfers between investment divisions	373,245	43,613
Transfers–other	257	143

Net increase/(decrease) from policy transactions	321,475	52,282

Total Increase/(Decrease) in Net Assets	385,287	59,428
Net Assets at December 31, 2002	60,657	10,442

Net Assets at December 31, 2003	$445,944	$69,870

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$426	$(558)
Net realized gain/(loss) from sale of investments	29,222	2,482
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	39,616	4,877

Net increase/(decrease) resulting from operations	69,264	6,801

2004 Policy Transactions
Net policy purchase payments	124,316	23,408
Transfers on account of death, surrenders and withdrawals	(68,466)	(7,480)
Transfers of policy loans	(4,518)	(4,422)
Transfers of cost of insurance and policy fees	(33,911)	(6,255)
Transfers between investment divisions	226,001	18,068
Transfers–other	(314)	115

Net increase/(decrease) from policy transactions	243,108	23,434

Total Increase/(Decrease) in Net Assets	312,372	30,235
Net Assets at December 31, 2003	445,944	69,870

Net Assets at December 31, 2004	$758,316	$100,105

See notes to financial statements.

B-26	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Alliance Bernstein Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1	American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value

$(266)	$94	$179	$6,324	$115	$1,978	$1,242
5,843	1,984	(383,385)	(44,304)	(487)	1,521	(1,788)
—	—	—	—	—	914	—
6,813	19,958	630,899	540,433	7,731	8,689	38,263

12,390	22,036	247,693	502,453	7,359	13,102	37,717

15,352	27,106	374,747	502,347	11,974	28,372	87,562
(27,346)	(6,991)	(72,637)	(343,057)	(3,349)	(8,413)	(9,075)
46	(24)	(38,518)	(32,205)	(3)	(517)	(17,327)
(2,669)	(5,372)	(100,710)	(141,500)	(3,443)	(7,954)	(24,559)
117,493	89,675	(180,996)	523,922	6,907	(21)	16,866
(257)	336	2,602	(2,821)	15	6	351

102,619	104,730	(15,512)	506,686	12,101	11,473	53,818

115,009	126,766	232,181	1,009,139	19,460	24,575	91,535
3,702	13,400	1,130,131	1,398,559	17,993	27,692	97,059

$118,711	$140,166	$1,362,312	$2,407,698	$37,453	$52,267	$188,594

$(1,002)	$371	$(1,349)	$8,903	$179	$2,105	$2,302
2,850	13,349	(5,068)	58,395	1,364	6,359	10,809
—	—	—	19,290	—	2,571	—
8,429	12,320	192,547	233,944	3,264	7,532	17,107

10,277	26,040	186,130	320,532	4,807	18,567	30,218

34,250	44,259	327,597	556,589	15,482	25,012	86,360
(16,876)	(32,964)	(102,104)	(464,140)	(1,126)	(5,565)	(10,019)
(8,877)	1,672	(15,445)	(77,601)	(2)	(892)	7,963
(11,109)	(12,984)	(93,827)	(142,862)	(4,552)	(7,851)	(28,698)
204,720	158,610	(138,953)	290,519	1,344	(4,475)	17,907
30	189	581	(898)	22	(244)	(186)

202,138	158,782	(22,151)	161,607	11,168	5,985	73,327

212,415	184,822	163,979	482,139	15,975	24,552	103,545
118,711	140,166	1,362,312	2,407,698	37,453	52,267	188,594

$331,126	$324,988	$1,526,291	$2,889,837	$53,428	$76,819	$292,139

STATEMENT OF ADDITIONAL INFORMATION	B-27

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity– Income Initial Class

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(7,675)	$16,046
Net realized gain/(loss) from sale of investments	(4,022)	(56,142)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	578,832	559,223

Net increase/(decrease) resulting from operations	567,135	519,127

2003 Policy Transactions
Net policy purchase payments	705,118	591,992
Transfers on account of death, surrenders and withdrawals	(204,055)	(205,455)
Transfers of policy loans	(43,019)	(55,923)
Transfers of cost of insurance and policy fees	(182,188)	(144,925)
Transfers between investment divisions	1,371,449	317,168
Transfers–other	3,099	(1,149)

Net increase/(decrease) from policy transactions	1,650,404	501,708

Total Increase/(Decrease) in Net Assets	2,217,539	1,020,835
Net Assets at December 31, 2002	1,173,156	1,393,193

Net Assets at December 31, 2003	$3,390,695	$2,414,028

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(15,085)	$19,562
Net realized gain/(loss) from sale of investments	86,816	32,310
Reinvested realized gain distributions	—	8,985
Net change in unrealized appreciation/(depreciation) of investments	570,883	266,021

Net increase/(decrease) resulting from operations	642,614	326,878

2004 Policy Transactions
Net policy purchase payments	985,786	609,166
Transfers on account of death, surrenders and withdrawals	(488,489)	(229,439)
Transfers of policy loans	(81,665)	(59,500)
Transfers of cost of insurance and policy fees	(268,611)	(164,103)
Transfers between investment divisions	1,331,876	509,825
Transfers–other	2,471	(1,519)

Net increase/(decrease) from policy transactions	1,481,368	664,430

Total Increase/(Decrease) in Net Assets	2,123,982	991,308
Net Assets at December 31, 2003	3,390,695	2,414,028

Net Assets at December 31, 2004	$5,514,677	$3,405,336

See notes to financial statements.

B-28	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity–Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

$1,833	$19,048	$50,582	$356	$1,967	$83	$284
(260,598)	(12,714)	(859,771)	744	(5,516)	226	(2,214)
—	—	—	—	—	—	—
873,280	68,620	2,412,326	37,904	42,164	6,182	57,270

614,515	74,954	1,603,137	39,004	38,615	6,491	55,340

807,340	101,788	2,192,298	95,823	80,253	25,088	102,882
(265,361)	(99,548)	(1,169,951)	(24,505)	(18,306)	(2,604)	(3,502)
(88,733)	(28,649)	(131,202)	(17,938)	(2,010)	—	(3,417)
(227,452)	(31,195)	(643,151)	(28,891)	(19,440)	(7,747)	(29,355)
(13,807)	77,899	(159,508)	19,876	3,813	1,619	3,918
(2,200)	(349)	13,963	298	85	18	296

209,787	19,946	102,449	44,663	44,395	16,374	70,822

824,302	94,900	1,705,586	83,667	83,010	22,865	126,162
2,026,181	249,578	5,775,329	103,196	109,709	15,411	98,284

$2,850,483	$344,478	$7,480,915	$186,863	$192,719	$38,276	$224,446

$(3,080)	$26,415	$48,527	$452	$2,809	$132	$—
(70,281)	21,251	(156,990)	8,598	2,092	3,989	17,461
—	—	—	—	732	—	—
270,409	(16,234)	910,138	30,063	19,712	(1,030)	49,877

197,048	31,432	801,675	39,113	25,345	3,091	67,338

705,519	112,619	1,959,936	100,195	78,722	33,737	114,669
(261,081)	(44,198)	(694,590)	(7,518)	(5,633)	(1,374)	(18,027)
(87,485)	(8,381)	(275,131)	10,091	(324)	(160)	(2,788)
(208,341)	(26,794)	(603,697)	(32,252)	(22,675)	(9,743)	(34,144)
(54,696)	2,343	185,600	17,115	4,630	(11,082)	629
(586)	(32)	(1,126)	(158)	(12)	24	(4)

93,330	35,557	570,992	87,473	54,708	11,402	60,335

290,378	66,989	1,372,667	126,586	80,053	14,493	127,673
2,850,483	344,478	7,480,915	186,863	192,719	38,276	224,446

$3,140,861	$411,467	$8,853,582	$313,449	$272,772	$52,769	$352,119

STATEMENT OF ADDITIONAL INFORMATION	B-29

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Capital Appreciation Institutional Shares

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(8,913)	$(1,481)
Net realized gain/(loss) from sale of investments	(97,256)	(60,264)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	485,065	272,304

Net increase/(decrease) resulting from operations	378,896	210,559

2003 Policy Transactions
Net policy purchase payments	574,730	347,346
Transfers on account of death, surrenders and withdrawals	(151,018)	(112,459)
Transfers of policy loans	(24,743)	(17,309)
Transfers of cost of insurance and policy fees	(157,914)	(94,653)
Transfers between investment divisions	96,354	230,159
Transfers–other	900	1,593

Net increase/(decrease) from policy transactions	338,309	354,677

Total Increase/(Decrease) in Net Assets	717,205	565,236
Net Assets at December 31, 2002	1,009,422	739,747

Net Assets at December 31, 2003	$1,726,627	$1,304,983

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(12,943)	$(5,221)
Net realized gain/(loss) from sale of investments	28,795	39,712
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	359,845	163,508

Net increase/(decrease) resulting from operations	375,697	197,999

2004 Policy Transactions
Net policy purchase payments	551,039	309,900
Transfers on account of death, surrenders and withdrawals	(168,957)	(336,624)
Transfers of policy loans	(78,364)	(27,733)
Transfers of cost of insurance and policy fees	(154,373)	(83,909)
Transfers between investment divisions	36,340	(36,072)
Transfers–other	15,901	343

Net increase/(decrease) from policy transactions	201,586	(174,095)

Total Increase/(Decrease) in Net Assets	577,283	23,904
Net Assets at December 31, 2003	1,726,627	1,304,983

Net Assets at December 31, 2004	$2,303,910	$1,328,887

See notes to financial statements.

B-30	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
Janus Aspen Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Capital Appreciation Service Shares	Janus Aspen Growth Service Shares	Janus Aspen Worldwide Growth Service Shares	MFS Bond Initial Class

$(5,338)	$9,419	$—	$183	$—	$1,331	$21,682
(37,576)	(192,323)	(5,444)	(1,156)	(2,303)	(13,210)	11,114
—	—	—	—	—	—	—
288,233	633,416	46,330	14,754	35,081	46,128	(3,523)

245,319	450,512	40,886	13,781	32,778	34,249	29,273

388,331	815,657	69,756	46,799	91,356	92,520	132,805
(87,147)	(172,905)	(13,387)	(2,682)	(7,033)	(5,588)	(40,747)
(42,603)	(34,910)	(13,723)	(4,471)	(1,840)	(11,897)	(6,319)
(109,215)	(211,292)	(18,869)	(13,689)	(27,330)	(25,019)	(37,089)
17,107	(142,416)	(1,277)	11,219	(9,198)	(15,164)	21,542
1,499	3,239	124	189	529	306	(52)

167,972	257,373	22,624	37,365	46,484	35,158	70,140

413,291	707,885	63,510	51,146	79,262	69,407	99,413
694,458	1,647,057	106,496	43,604	82,137	122,878	264,564

$1,107,749	$2,354,942	$170,006	$94,750	$161,399	$192,285	$363,977

$(5,684)	$10,208	$—	$32	$—	$2,078	$22,350
(3,863)	(35,806)	2,770	3,425	8,830	3,712	(4,997)
—	—	—	—	—	—	—
64,584	137,998	38,616	16,606	(199)	5,113	(2,510)

55,037	112,400	41,386	20,063	8,631	10,903	14,843

358,125	695,579	64,035	45,246	79,577	77,024	102,214
(34,419)	(183,105)	(30)	(5,956)	(10,915)	(8,454)	(14,125)
(44,070)	(92,503)	7,159	(532)	(11,224)	8,709	(5,816)
(103,251)	(189,631)	(21,122)	(15,016)	(24,572)	(25,943)	(27,690)
(22,009)	(125,239)	(1,000)	(540)	(921)	(14,002)	(85,592)
1,929	11,028	(27)	32	10	26	64

156,305	116,129	49,015	23,234	31,955	37,360	(30,945)

211,342	228,529	90,401	43,297	40,586	48,263	(16,102)
1,107,749	2,354,942	170,006	94,750	161,399	192,285	363,977

$1,319,091	$2,583,471	$260,407	$138,047	$201,985	$240,548	$347,875

STATEMENT OF ADDITIONAL INFORMATION	B-31

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2003 and 2004 (continued)

	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class

2003 Increase/(Decrease) from Operations
Net investment income/(expense)	$(19,191)	$201
Net realized gain/(loss) from sale of investments	(629,277)	(214,955)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,407,913	770,146

Net increase/(decrease) resulting from operations	759,445	555,392

2003 Policy Transactions
Net policy purchase payments	1,231,269	918,656
Transfers on account of death, surrenders and withdrawals	(230,463)	(229,172)
Transfers of policy loans	(50,774)	(79,779)
Transfers of cost of insurance and policy fees	(327,794)	(275,442)
Transfers between investment divisions	(188,770)	(100,556)
Transfers–other	4,105	2,774

Net increase/(decrease) from policy transactions	437,573	236,481

Total Increase/(Decrease) in Net Assets	1,197,018	791,873
Net Assets at December 31, 2002	2,377,874	2,469,112

Net Assets at December 31, 2003	$3,574,892	$3,260,985

2004 Increase/(Decrease) from Operations
Net investment income/(expense)	$(23,343)	$(387)
Net realized gain/(loss) from sale of investments	(204,247)	(123,072)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	681,800	487,055

Net increase/(decrease) resulting from operations	454,210	363,596

2004 Policy Transactions
Net policy purchase payments	1,097,118	819,558
Transfers on account of death, surrenders and withdrawals	(392,264)	(218,079)
Transfers of policy loans	(95,736)	(114,926)
Transfers of cost of insurance and policy fees	(299,750)	(259,746)
Transfers between investment divisions	(188,524)	(79,773)
Transfers–other	239	(950)

Net increase/(decrease) from policy transactions	121,083	146,084

Total Increase/(Decrease) in Net Assets	575,293	509,680
Net Assets at December 31, 2003	3,574,892	3,260,985

Net Assets at December 31, 2004	$4,150,185	$3,770,665

See notes to financial statements.

B-32	STATEMENT OF ADDITIONAL INFORMATION

Investment Divisions
MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$(6,142)	$131	$35,119
(77,291)	(16,674)	(22,715)
—	—	—
354,200	71,220	503,818

270,767	54,677	516,222

321,170	114,545	1,072,284
(223,374)	(16,665)	(243,710)
(14,160)	(1,255)	(85,464)
(96,253)	(26,910)	(261,797)
12,895	(33,643)	845,242
824	147	(3,676)

1,102	36,219	1,322,879

271,869	90,896	1,839,101
839,300	200,675	2,258,075

$1,111,169	$291,571	$4,097,176

$(6,238)	$1,633	$47,752
(13,278)	15,766	56,563
—	—	—
73,491	27,781	328,138

53,975	45,180	432,453

294,405	87,843	1,023,681
(87,458)	(28,761)	(751,260)
(36,646)	(10,560)	(166,533)
(85,944)	(22,753)	(277,711)
(132,711)	(14,682)	342,665
4,378	182	(964)

(43,976)	11,269	169,878

9,999	56,449	602,331
1,111,169	291,571	4,097,176

$1,121,168	$348,020	$4,699,507

STATEMENT OF ADDITIONAL INFORMATION	B-33

THE GUARDIAN SEPERATE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (December 31, 2004)

NOTE 1 — ORGANIZATION

The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the fifty investment divisions within the Account, or the FRO. However, a policyowner may only invest in up to seven investment divisions, including the FRO, at any time.

The fifty investment divisions of the Account correspond to the following underlying mutual funds and class of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

The Guardian Stock Fund (GSF)

The Guardian VC 500 Index Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund (GHYBF)

The Guardian VC Low Duration Bond Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

The Guardian Bond Fund, Inc. (GBF)

The Guardian Cash Fund, Inc. (GCF)

Gabelli Capital Asset Fund (GCAF)

Baillie Gifford International Growth Fund (BGIGF) (formerly Baillie Gifford International Fund)

Baillie Gifford Emerging Markets Fund (BGEMF)

The Guardian Small Cap Stock Fund (GSCSF)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series 1

AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)

AIM V.I. Premier Equity Fund Series 1

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Premier Growth Portfolio Class B

AllianceBernstein Technology Portfolio Class B

AllianceBernstein Value Portfolio Class B

American Century VP International Fund Class 1

American Century VP Value Fund Class 1

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Capital Appreciation Portfolio Institutional Shares

Janus Aspen Growth Portfolio Institutional Shares

Janus Aspen Worldwide Growth Portfolio Institutional Shares

Janus Aspen Mid Cap Growth Portfolio Service Shares

Janus Aspen Capital Appreciation Portfolio Service Shares

Janus Aspen Growth Portfolio Service Shares

Janus Aspen Worldwide Growth Portfolio Service Shares

MFS Bond Series Initial Class

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

B-34	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the identified cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

STATEMENT OF ADDITIONAL INFORMATION	B-35

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	Purchases	Sales
The Guardian Stock Fund	$15,569,128	$15,271,208
The Guardian VC 500 Index Fund	1,019,324	292,872
The Guardian VC Asset Allocation Fund	172,067	82,388
The Guardian VC High Yield Bond Fund	30,133	20,223
The Guardian VC Low Duration Bond Fund	19,261	249
The Guardian UBS VC Large Cap Value Fund	33,711	125
The Guardian UBS VC Small Cap Value Fund	62,617	315
The Guardian Bond Fund, Inc.	1,060,175	1,063,546
The Guardian Cash Fund, Inc.	3,054,672	3,270,410
Gabelli Capital Asset Fund	2,078,755	940,534
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)	1,559,732	1,047,982
Baillie Gifford Emerging Markets Fund	977,752	433,078
The Guardian Small Cap Stock Fund	3,188,086	895,231
Value Line Centurion Fund	1,287,193	1,399,440
Value Line Strategic Asset Management Trust	1,559,728	1,420,828
AIM V.I. Capital Appreciation Fund Series 1	546,090	391,777
AIM V.I. Utilities Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)	108,841	28,267
AIM V.I. Premier Equity Fund Series 1	1,158,878	1,111,853
AllianceBernstein Growth & Income Portfolio Class B	403,790	158,446
AllianceBernstein Premier Growth Portfolio Class B	39,681	16,247
AllianceBernstein Technology Portfolio Class B	248,659	46,520
AllianceBernstein Value Portfolio Class B	211,182	50,783
American Century VP International Fund Class 1	327,856	348,221
American Century VP Value Fund Class 1	819,687	622,923
Davis Financial Portfolio	16,646	5,299
Davis Real Estate Portfolio	34,829	24,168
Davis Value Portfolio	118,227	42,599
Fidelity VIP Contrafund Portfolio Initial Class	2,020,157	539,577
Fidelity VIP Equity-Income Portfolio Initial Class	1,268,965	567,941
Fidelity VIP Growth Opportunities Portfolio Initial Class	544,549	445,905
Fidelity VIP High Income Portfolio Initial Class	226,703	163,414
Fidelity VIP Index 500 Portfolio Initial Class	2,069,964	1,427,407
Fidelity VIP Contrafund Portfolio Service Class 2	124,477	36,552
Fidelity VIP Equity-Income Portfolio Service Class 2	85,758	27,509
Fidelity VIP Growth Opportunities Portfolio Service Class 2	33,989	22,455
Fidelity VIP Mid Cap Portfolio Service Class 2	116,265	55,930
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	524,323	328,738
Janus Aspen Capital Appreciation Portfolio Institutional Shares	314,964	490,024
Janus Aspen Growth Portfolio Institutional Shares	327,659	173,485
Janus Aspen Worldwide Growth Portfolio Institutional Shares	677,901	544,905
Janus Aspen Mid Cap Growth Portfolio Service Shares	72,128	23,114
Janus Aspen Capital Appreciation Portfolio Service Shares	45,478	22,213
Janus Aspen Growth Portfolio Service Shares	75,858	43,903
Janus Aspen Worldwide Growth Portfolio Service Shares	89,672	50,233
MFS Bond Series Initial Class	221,017	228,454
MFS Emerging Growth Series Initial Class	830,185	722,103
MFS Investors Trust Series Initial Class	576,438	420,486
MFS New Discovery Series Initial Class	278,437	326,414
MFS Research Series Initial Class	95,792	82,211
MFS Total Return Series Initial Class	1,180,219	951,214

Total	$47,507,598	$36,679,719

B-36	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge through a reduction of the unit value, equal to an annual rate of .60% (will never be more than .90%) of the average daily net assets applicable to the Account for Park Avenue Life. For Park Avenue Millennium Series, GIAC deducts a monthly charge by redeeming units of the investment divisions, equal to an annual rate of .60% (reduced to .40% after the policy’s 12th anniversary) of the policy account value.

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance inforce, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 2003 and 2004, deductions for cost of life insurance amounted to $12,603,767 and $11,974,367, respectively.

b)	Policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract. For the years ended December 31, 2003 and 2004, these fees amounted to $4,529,197 and $3,985,865, respectively.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction. The annual state premium tax charge for the years ended December 31, 2003 and 2004 was $1,004,154 and $901,428, respectively.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, GHYBF, The Guardian VC Low Duration Bond Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, GBF, GCF and GSCSF each has an investment advisory agreement with Guardian Investor Services LLC (GIS), formerly Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. Fees earned by GIS from this agreement range from .25% to .75% of the average daily net assets. BGIGF and BGEMF each have an investment advisory agreement with Guardian Baillie Gifford Ltd. (GBG), a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Fees earned by GBG from this agreement range from .80% to 1.00% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management L.P., American Century Investment Management, Inc., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Corporation and Massachusetts Financial Services Company fund families which reimburse GIAC for administrative services provided. These fees range from .05% to .25% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

STATEMENT OF ADDITIONAL INFORMATION	B-37

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:

	2004			2003
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
The Guardian Stock Fund	1,793,496	1,843,393	(49,897)	2,260,726	2,091,495	169,231
The Guardian VC 500 Index Fund	151,875	66,184	85,691	197,804	91,985	105,819
The Guardian VC Asset Allocation Fund	20,409	11,076	9,333	22,492	10,034	12,458
The Guardian VC High Yield Bond Fund	2,253	1,620	633	2,150	578	1,572
The Guardian VC Low Duration Bond Fund	1,949	78	1,871	—	—	—
The Guardian UBS VC Large Cap Value Fund	2,971	13	2,958	—	—	—
The Guardian UBS VC Small Cap Value Fund	5,322	39	5,283	—	—	—
The Guardian Bond Fund, Inc.	78,971	89,914	(10,943)	163,733	142,113	21,620
The Guardian Cash Fund, Inc.	366,942	385,737	(18,795)	705,092	711,824	(6,732)
Gabelli Capital Asset Fund	158,702	105,888	52,814	193,886	151,053	42,833
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)	164,006	130,629	33,377	872,098	824,751	47,347
Baillie Gifford Emerging Markets Fund	73,906	39,631	34,275	69,195	53,918	15,277
The Guardian Small Cap Stock Fund	186,337	130,625	55,712	289,442	270,527	18,915
Value Line Centurion Fund	155,429	159,189	(3,760)	190,650	162,386	28,264
Value Line Strategic Asset Management Trust	145,969	135,230	10,739	190,563	176,485	14,078
AIM V.I. Capital Appreciation Fund Series 1	80,450	63,645	16,805	109,413	84,750	24,663
AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)	17,664	5,606	12,058	18,133	17,173	960
AIM V.I. Premier Equity Fund Series 1	184,063	178,485	5,578	246,212	230,612	15,600
AllianceBernstein Growth & Income Portfolio Class B	43,020	19,976	23,044	48,579	13,376	35,203
AllianceBernstein Premier Growth Portfolio Class B	4,365	1,975	2,390	6,235	323	5,912
AllianceBernstein Technology Portfolio Class B	26,108	5,744	20,364	14,828	3,183	11,645
AllianceBernstein Value Portfolio Class B	18,225	4,511	13,714	12,913	1,527	11,386
American Century VP International Fund Class 1	45,588	48,271	(2,683)	66,676	70,404	(3,728)
American Century VP Value Fund Class 1	65,732	55,922	9,810	106,636	62,004	44,632
Davis Financial Portfolio	1,416	472	944	1,890	714	1,176
Davis Real Estate Portfolio	1,387	1,067	320	2,110	1,248	862
Davis Value Portfolio	13,155	5,823	7,332	13,268	6,840	6,428
Fidelity VIP Contrafund Portfolio Initial Class	253,608	101,931	151,677	268,733	65,680	203,053
Fidelity VIP Equity-Income Portfolio Initial Class	108,773	55,852	52,921	92,645	43,633	49,012
Fidelity VIP Growth Opportunities Portfolio Initial Class	103,482	92,336	11,146	123,923	97,053	26,870
Fidelity VIP High Income Portfolio Initial Class	25,632	21,836	3,796	29,980	26,696	3,284
Fidelity VIP Index 500 Portfolio Initial Class	247,930	197,681	50,249	262,851	253,232	9,619
Fidelity VIP Contrafund Portfolio Service Class 2	13,611	4,648	8,963	15,671	9,938	5,733
Fidelity VIP Equity-Income Portfolio Service Class 2	7,743	2,939	4,804	9,018	4,436	4,582
Fidelity VIP Growth Opportunities Portfolio Service Class 2	4,994	3,489	1,505	4,122	1,634	2,488
Fidelity VIP Mid Cap Portfolio Service Class 2	8,737	4,349	4,388	10,534	3,835	6,699

B-38	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

	2004			2003
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	167,209	118,107	49,102	221,325	126,898	94,427
Janus Aspen Capital Appreciation Portfolio Institutional Shares	68,811	96,956	(28,145)	136,320	68,670	67,650
Janus Aspen Growth Portfolio Institutional Shares	71,149	43,313	27,836	92,881	58,781	34,100
Janus Aspen Worldwide Growth Portfolio Institutional Shares	151,397	129,208	22,189	226,945	169,535	57,410
Janus Aspen Mid Cap Growth Portfolio Service Shares	9,532	3,789	5,743	10,276	6,979	3,297
Janus Aspen Capital Appreciation Portfolio Service Shares	5,093	2,665	2,428	8,057	3,441	4,616
Janus Aspen Growth Portfolio Service Shares	9,807	5,951	3,856	12,946	6,601	6,345
Janus Aspen Worldwide Growth Portfolio Service Shares	11,823	7,330	4,493	13,915	9,130	4,785
MFS Bond Series Initial Class	17,111	19,497	(2,386)	29,524	24,161	5,363
MFS Emerging Growth Series Initial Class	143,189	127,932	15,257	167,015	111,969	55,046
MFS Investors Trust Series Initial Class	79,013	65,224	13,789	107,025	82,450	24,575
MFS New Discovery Series Initial Class	71,559	78,251	(6,692)	86,642	87,293	(651)
MFS Research Series Initial Class	15,452	13,889	1,563	30,359	23,840	6,519
MFS Total Return Series Initial Class	110,354	99,004	11,350	170,655	64,220	106,435

STATEMENT OF ADDITIONAL INFORMATION	B-39

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE
The Guardian Stock Fund
2004	6,258,037	$16.98	$106,285,985	0.60%	1.84%	5.37%
2003	6,350,198	16.12	102,358,274	0.60%	0.99%	20.72%
2002	6,213,460	13.35	82,965,584	0.60%	0.88%	-21.35%
2001	5,720,515	16.98	97,121,772	0.60%	0.24%	-21.92%
2000	4,766,804	21.74	103,643,591	0.60%	0.08%	-18.88%
The Guardian VC 500 Index Fund(5)
2004	252,174	$8.59	$2,166,279	0.60%	1.81%	9.92%
2003	188,481	7.81	1,472,962	0.60%	2.16%	27.48%
2002	115,011	6.13	705,053	0.60%	3.43%	-22.88%
2001	43,542	7.95	346,128	0.60%	1.27%	-12.45%
2000	2,294	9.08	20,832	0.60%	0.44%	-9.20%
The Guardian VC Asset Allocation Fund(5)
2004	36,143	$9.94	$359,147	0.60%	1.34%	9.64%
2003	28,178	9.06	255,377	0.60%	3.20%	26.93%
2002	15,950	7.14	113,885	0.60%	2.80%	-20.36%
2001	9,421	8.97	84,462	0.60%	0.85%	-9.58%
2000	987	9.92	9,784	0.60%	2.57%	-0.85%
Guardian VC Low Duration Bond Fund(8)
2004	1,404	$10.05	$14,114	0.60%	1.78%	0.51%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Guardian UBS VC Large Cap Value Fund(8)
2004	2,958	$11.27	$33,320	0.60%	1.01%	12.66%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Guardian UBS VC Small Cap Value Fund(8)
2004	5,280	$11.53	$60,864	0.60%	0.67%	15.28%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian Bond Fund, Inc.
2004	219,034	$17.02	$3,727,095	0.60%	4.14%	3.58%
2003	232,830	16.43	3,824,804	0.60%	3.86%	4.11%
2002	212,537	15.78	3,353,738	0.60%	4.86%	8.81%
2001	144,458	14.50	2,094,888	0.60%	6.44%	8.21%
2000	106,318	13.40	1,424,793	0.60%	6.80%	9.36%

B-40	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE
The Guardian Cash Fund, Inc.
2004	278,946	$13.16	$3,672,069	0.60%	0.88%	0.24%
2003	300,042	13.13	3,940,224	0.60%	0.71%	0.06%
2002	311,402	13.12	4,087,078	0.60%	1.28%	0.64%
2001	259,429	13.04	3,383,264	0.60%	3.60%	2.97%
2000	239,676	12.67	3,035,606	0.60%	5.80%	5.39%
Gabelli Capital Asset Fund
2004	422,579	$18.25	$7,711,143	0.60%	0.36%	14.85%
2003	376,040	15.89	5,974,713	0.60%	0.12%	34.64%
2002	341,102	11.80	4,025,100	0.60%	0.32%	-14.83%
2001	203,532	13.85	2,819,855	0.60%	0.63%	1.95%
2000	118,257	13.59	1,607,092	0.60%	0.24%	4.92%
Baillie Gifford International Growth Fund (formerly Baillie Gifford International Fund)
2004	534,388	$17.29	$9,239,518	0.60%	0.26%	16.02%
2003	502,791	14.90	7,492,681	0.60%	1.58%	29.25%
2002	481,812	11.53	5,555,212	0.60%	0.08%	-18.20%
2001	433,571	14.09	6,111,142	0.60%	—	-20.88%
2000	379,391	17.81	6,758,600	0.60%	—	-20.48%
Baillie Gifford Emerging Markets Fund
2004	129,235	$17.38	$2,245,989	0.60%	0.22%	22.82%
2003	96,380	14.15	1,363,836	0.60%	0.88%	52.99%
2002	82,451	9.26	762,606	0.60%	0.64%	-6.80%
2001	47,980	9.94	476,681	0.60%	0.22%	5.66%
2000	34,458	9.40	323,993	0.60%	—	-28.24%
The Guardian Small Cap Stock Fund
2004	605,526	$15.54	$9,410,085	0.60%	—	14.48%
2003	555,881	13.57	7,545,937	0.60%	—	42.58%
2002	535,141	9.52	5,094,844	0.60%	—	-16.00%
2001	447,013	11.33	5,066,671	0.60%	0.01%	-8.37%
2000	357,915	12.37	4,427,539	0.60%	—	-3.96%
Value Line Centurion Fund
2004	625,377	$16.57	$10,361,625	0.60%	—	10.84%
2003	630,525	14.95	9,424,865	0.60%	—	18.77%
2002	603,508	12.59	7,595,380	0.60%	—	-23.40%
2001	559,026	16.43	9,184,250	0.60%	0.17%	-16.85%
2000	475,710	19.76	9,398,812	0.60%	0.07%	-13.00%
Value Line Strategic Asset Management Trust
2004	575,420	$21.18	$12,187,571	0.60%	0.34%	11.52%
2003	570,920	18.99	10,843,483	0.60%	0.72%	15.83%
2002	563,152	16.40	9,234,296	0.60%	1.35%	-13.05%
2001	535,433	18.86	10,097,942	0.60%	3.12%	-13.45%
2000	471,646	21.79	10,276,675	0.60%	2.12%	1.34%
AIM V.I. Capital Appreciation Fund Series 1
2004	244,154	$11.55	$2,820,455	0.60%	—	5.98%
2003	231,653	10.90	2,524,939	0.60%	—	28.74%
2002	210,211	8.47	1,779,694	0.60%	—	-24.81%
2001	172,001	11.26	1,936,686	0.60%	—	-23.74%
2000	108,441	14.76	1,601,120	0.60%	—	-11.45%

STATEMENT OF ADDITIONAL INFORMATION	B-41

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE
AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)(5)(7)
2004	40,299	$7.17	$288,844	0.60%	3.05%	23.76%
2003	29,760	5.79	172,353	0.60%	3.33%	18.32%
2002	29,778	4.89	145,752	0.60%	4.94%	-25.98%
2001	20,919	6.61	138,330	0.60%	2.05%	-28.36%
2000	4,439	9.23	40,976	0.60%	0.85%	-7.70%
AIM V.I. Premier Equity Fund Series 1
2004	590,026	$10.99	$6,485,389	0.60%	0.48%	5.14%
2003	587,500	10.45	6,142,189	0.60%	0.30%	24.33%
2002	578,676	8.41	4,866,064	0.60%	0.40%	-30.68%
2001	482,796	12.13	5,856,378	0.60%	0.14%	-13.09%
2000	348,509	13.96	4,864,026	0.60%	0.14%	-15.16%
AllianceBernstein Growth & Income Portfolio Class B(4)
2004	65,721	$11.51	$756,260	0.60%	0.72%	10.55%
2003	42,229	10.41	439,557	0.60%	0.52%	31.39%
2002	7,657	7.92	60,657	0.60%	—	-20.78%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Premier Growth Portfolio Class B(4)
2004	9,509	$10.39	$98,837	0.60%	—	7.69%
2003	7,220	9.65	69,681	0.60%	—	22.63%
2002	1,327	7.87	10,442	0.60%	—	-21.30%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Technology Portfolio Class B(4)
2004	32,338	$10.17	$328,907	0.60%	—	4.45%
2003	11,964	9.74	116,500	0.60%	—	42.93%
2002	544	6.81	3,702	0.60%	—	-31.87%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(4)
2004	25,825	$12.17	$314,384	0.60%	0.84%	12.69%
2003	12,410	10.80	134,062	0.60%	0.73%	27.69%
2002	1,569	8.46	13,275	0.60%	—	-15.40%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
American Century VP International Fund Class 1
2004	136,913	$11.15	$1,526,291	0.60%	0.55%	14.23%
2003	139,596	9.76	1,362,312	0.60%	0.61%	23.76%
2002	143,324	7.89	1,130,131	0.60%	0.72%	-20.85%
2001	106,125	9.96	1,057,244	0.60%	0.08%	-29.60%
2000	78,357	14.15	1,108,810	0.60%	0.11%	-17.33%
American Century VP Value Fund Class 1
2004	184,554	$15.66	$2,889,837	0.60%	0.99%	13.65%
2003	174,744	13.78	2,407,698	0.60%	0.91%	28.18%
2002	130,112	10.75	1,398,559	0.60%	0.73%	-13.15%
2001	50,071	12.38	619,665	0.60%	0.53%	12.15%
2000	13,856	11.04	152,905	0.60%	0.82%	17.43%

B-42	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE
Fidelity VIP Contrafund Portfolio Initial Class(5)
2004	515,446	$10.70	$5,514,677	0.60%	0.29%	14.78%
2003	363,769	9.32	3,390,695	0.60%	0.27%	27.69%
2002	160,716	7.30	1,173,156	0.60%	0.70%	-9.89%
2001	95,287	8.10	771,915	0.60%	0.31%	-12.77%
2000	20,179	9.29	187,406	0.60%	—	-7.13%
Fidelity VIP Equity-Income Portfolio Initial Class
2004	247,146	$13.78	$3,405,336	0.60%	1.32%	10.86%
2003	194,225	12.43	2,414,028	0.60%	1.39%	29.55%
2002	145,213	9.59	1,393,193	0.60%	1.52%	-17.45%
2001	102,482	11.62	1,191,004	0.60%	1.11%	-5.53%
2000	47,470	12.30	583,948	0.60%	1.32%	7.77%
Fidelity VIP Growth Opportunities Portfolio Initial Class
2004	337,316	$9.31	$3,140,861	0.60%	0.52%	6.55%
2003	326,170	8.74	2,850,483	0.60%	0.67%	29.09%
2002	299,300	6.77	2,026,181	0.60%	1.12%	-22.31%
2001	278,072	8.71	2,423,167	0.60%	0.34%	-14.93%
2000	217,677	10.24	2,229,881	0.60%	1.12%	-17.57%
Fidelity VIP High Income Portfolio Initial Class
2004	43,130	$9.54	$411,467	0.60%	8.02%	8.93%
2003	39,334	8.76	344,478	0.60%	5.38%	26.50%
2002	36,050	6.92	249,578	0.60%	8.29%	2.82%
2001	27,125	6.73	182,632	0.60%	10.90%	-12.26%
2000	18,064	7.67	138,619	0.60%	6.70%	-22.94%
Fidelity VIP Index 500 Portfolio Initial Class
2004	707,967	$12.51	$8,853,582	0.60%	1.23%	9.95%
2003	657,718	11.37	7,480,915	0.60%	1.31%	27.64%
2002	648,099	8.91	5,775,329	0.60%	1.30%	-22.71%
2001	540,584	11.53	6,233,087	0.60%	1.12%	-12.63%
2000	500,558	13.20	6,605,753	0.60%	0.80%	-9.85%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares(5)
2004	488,486	$4.72	$2,303,910	0.60%	—	20.02%
2003	439,384	3.93	1,726,627	0.60%	—	34.29%
2002	344,957	2.93	1,009,422	0.60%	—	-28.37%
2001	275,190	4.09	1,124,160	0.60%	—	-39.81%
2000	142,277	6.79	965,671	0.60%	1.58%	-32.13%
Janus Aspen Capital Appreciation Portfolio Institutional Shares(5)
2004	182,717	$7.27	$1,328,887	0.60%	0.24%	17.52%
2003	210,862	6.19	1,304,983	0.60%	0.47%	19.81%
2002	143,212	5.17	739,747	0.60%	0.65%	-16.18%
2001	116,718	6.16	719,247	0.60%	1.57%	-22.14%
2000	38,219	7.91	302,499	0.60%	0.81%	-20.85%
Janus Aspen Growth Portfolio Institutional Shares(5)
2004	218,213	$6.04	$1,319,091	0.60%	0.16%	3.89%
2003	190,377	5.82	1,107,749	0.60%	0.09%	30.94%
2002	156,277	4.44	694,458	0.60%	—	-26.95%
2001	126,103	6.08	767,116	0.60%	0.07%	-25.19%
2000	27,219	8.13	221,323	0.60%	0.27%	-18.69%

STATEMENT OF ADDITIONAL INFORMATION	B-43

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE LIFE
Janus Aspen Worldwide Growth Portfolio Institutional Shares(5)
2004	438,183	$5.90	$2,583,471	0.60%	1.04%	4.15%
2003	415,994	5.66	2,354,942	0.60%	1.03%	23.25%
2002	358,584	4.59	1,647,057	0.60%	1.10%	-25.95%
2001	245,646	6.20	1,523,688	0.60%	0.60%	-22.90%
2000	89,932	8.05	723,525	0.60%	0.68%	-19.55%
MFS Bond Series Initial Class
2004	23,148	$15.03	$347,875	0.60%	7.16%	5.43%
2003	25,534	14.25	363,977	0.60%	5.72%	8.68%
2002	20,171	13.12	264,564	0.60%	4.91%	8.27%
2001	13,877	12.11	168,105	0.60%	4.56%	8.05%
2000	4,626	11.21	51,861	0.60%	4.47%	8.56%
MFS Emerging Growth Series Initial Class
2004	363,633	$10.97	$3,987,917	0.60%	—	12.28%
2003	354,022	9.77	3,457,892	0.60%	—	29.45%
2002	307,159	7.55	2,317,697	0.60%	—	-34.16%
2001	253,377	11.46	2,903,732	0.60%	—	-33.89%
2000	168,280	17.33	2,916,929	0.60%	—	-20.09%
MFS Investors Trust Series Initial Class
2004	308,794	$12.04	$3,717,155	0.60%	0.61%	10.69%
2003	296,568	10.88	3,225,337	0.60%	0.61%	21.41%
2002	273,448	8.96	2,449,378	0.60%	0.55%	-21.44%
2001	242,847	11.40	2,768,832	0.60%	0.48%	-16.46%
2000	183,979	13.65	2,510,883	0.60%	0.42%	-0.75%
MFS New Discovery Series Initial Class(5)
2004	119,420	$8.42	$1,005,436	0.60%	—	5.88%
2003	127,979	7.95	1,017,678	0.60%	—	32.91%
2002	130,686	5.98	781,860	0.60%	—	-32.04%
2001	58,823	8.80	517,849	0.60%	—	-5.60%
2000	18,133	9.33	169,094	0.60%	—	-6.75%
MFS Research Series Initial Class(5)
2004	36,083	$7.51	$270,976	0.60%	1.08%	15.15%
2003	36,356	6.52	237,100	0.60%	0.65%	23.96%
2002	32,191	5.26	169,366	0.60%	0.38%	-24.99%
2001	28,798	7.01	201,990	0.60%	—	-21.72%
2000	3,109	8.96	27,854	0.60%	—	-10.40%
MFS Total Return Series Initial Class
2004	276,853	$15.58	$4,314,493	0.60%	1.70%	10.65%
2003	272,255	14.08	3,834,427	0.60%	1.70%	15.62%
2002	173,565	12.18	2,114,158	0.60%	1.58%	-5.74%
2001	97,733	12.92	1,262,913	0.60%	1.56%	-0.35%
2000	16,902	12.97	219,182	0.60%	2.08%	15.32%

B-44	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
The Guardian Stock Fund(6)
2004	156,202	$6.34	$990,102	—	1.84%	6.00%
2003	113,938	5.98	681,302	—	0.99%	21.45%
2002	81,445	4.92	401,004	—	0.88%	-20.87%
2001	27,842	6.22	173,256	—	0.24%	-37.77%
2000	—	—	—	—	—	—
The Guardian VC 500 Index Fund(6)
2004	96,586	$8.75	$844,746	—	1.81%	10.59%
2003	74,588	7.91	589,885	—	2.16%	28.25%
2002	42,239	6.17	260,470	—	3.43%	-22.42%
2001	13,152	7.95	104,539	—	1.27%	-20.52%
2000	—	—	—	—	—	—
The Guardian VC Asset Allocation Fund(6)
2004	4,875	$10.18	$49,640	—	1.34%	10.31%
2003	3,507	9.23	32,379	—	3.20%	27.70%
2002	3,277	7.23	23,690	—	2.80%	-19.88%
2001	1,919	9.02	17,317	—	0.85%	-9.76%
2000	—	—	—	—	—	—
The Guardian VC High Yield Bond Fund(6)
2004	2,756	$12.78	$35,220	—	6.93%	9.22%
2003	2,123	11.70	24,840	—	7.89%	17.95%
2002	551	9.92	5,461	—	8.57%	1.29%
2001	222	9.79	2,172	—	4.88%	-2.05%
2000	—	—	—	—	—	—
Guardian VC Low Duration Bond Fund(8)
2004	467	$10.09	$4,710	—	1.78%	0.91%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Guardian UBS VC Large Cap Value Fund(8)(9)
2004	—	—	—	—	—	—
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Guardian UBS VC Small Cap Value Fund(8)
2004	3	$11.57	$35	—	0.67%	15.74%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
The Guardian Bond Fund, Inc.(6)
2004	9,104	$13.85	$126,084	—	4.14%	4.21%
2003	6,251	13.29	83,068	—	3.86%	4.73%
2002	4,924	12.68	62,475	—	4.86%	9.43%
2001	1,031	11.59	11,956	—	6.44%	15.91%
2000	—	—	—	—	—	—
The Guardian Cash Fund, Inc.(6)
2004	27,784	$11.01	$305,798	—	0.88%	0.85%
2003	25,483	10.91	278,111	—	0.71%	0.66%
2002	20,855	10.84	226,107	—	1.28%	1.25%
2001	11,902	10.71	127,444	—	3.60%	7.08%
2000	—	—	—	—	—	—

STATEMENT OF ADDITIONAL INFORMATION	B-45

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Gabelli Capital Asset Fund(6)
2004	33,300	$13.87	$461,813	—	0.36%	15.54%
2003	27,025	12.00	324,366	—	0.12%	35.46%
2002	19,130	8.86	169,506	—	0.32%	-14.31%
2001	4,818	10.34	49,822	—	0.63%	3.41%
2000	—	—	—	—	—	—
Baillie Gifford International Growth Fund(6) (formerly Baillie Gifford International Fund)
2004	32,613	$8.49	$276,985	—	0.26%	16.72%
2003	30,833	7.28	224,347	—	1.58%	30.03%
2002	4,465	5.60	24,987	—	0.08%	-17.70%
2001	1,599	6.80	10,870	—	—	-32.00%
2000	—	—	—	—	—	—
Baillie Gifford Emerging Markets Fund(6)
2004	4,499	$14.33	$64,487	—	0.22%	23.56%
2003	3,079	11.60	35,724	—	0.88%	53.92%
2002	1,731	7.55	13,044	—	0.64%	-6.22%
2001	338	8.05	2,716	—	0.22%	-19.53%
2000	—	—	—	—	—	—
The Guardian Small Cap Stock Fund(6)
2004	25,078	$11.64	$291,786	—	—	15.17%
2003	19,011	10.10	192,060	—	—	43.44%
2002	20,836	7.04	146,742	—	—	-15.50%
2001	2,845	8.33	23,713	—	0.01%	-16.66%
2000	—	—	—	—	—	—
Value Line Centurion Fund(6)
2004	9,073	$7.30	$66,207	—	—	11.52%
2003	7,685	6.54	50,283	—	—	19.49%
2002	6,438	5.49	35,256	—	—	-22.79%
2001	2,812	7.11	19,978	—	0.17%	-28.94%
2000	—	—	—	—	—	—
Value Line Strategic Asset Management Trust(6)
2004	29,341	$9.73	$285,436	—	0.34%	12.19%
2003	23,102	8.67	200,324	—	0.72%	16.53%
2002	16,792	7.44	124,956	—	1.35%	-12.53%
2001	5,590	8.51	47,556	—	3.12%	-14.93%
2000	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series 1(6)
2004	23,613	$6.57	$155,132	—	—	6.63%
2003	19,309	6.16	118,972	—	—	29.52%
2002	16,088	4.76	76,534	—	—	-24.36%
2001	8,725	6.29	54,869	—	—	-37.11%
2000	—	—	—	—	—	—
AIM V.I. Utilities Fund Series 1 (formerly AIM V.I. Global Utilities Fund Series 1)(5)(7)
2004	4,625	$7.27	$33,636	—	3.05%	24.51%
2003	3,106	5.84	18,140	—	3.33%	19.03%
2002	2,128	4.90	10,443	—	4.94%	-25.61%
2001	178	6.59	1,174	—	2.05%	-34.11%
2000	—	—	—	—	—	—

B-46	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Premier Equity Fund Series 1(6)
2004	24,858	$6.79	$168,902	—	0.48%	5.77%
2003	21,806	6.42	140,079	—	0.30%	25.08%
2002	15,030	5.14	77,190	—	0.40%	-30.26%
2001	6,493	7.36	47,812	—	0.14%	-26.36%
2000	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B(4)
2004	183	$11.26	$2,056	—	0.72%	11.22%
2003	631	10.12	6,387	—	0.52%	32.18%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Premier Growth Portfolio Class B(4)
2004	120	$10.56	$1,268	—	—	8.35%
2003	19	9.75	189	—	—	23.37%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBernstein Technology Portfolio Class B(4)
2004	215	$10.34	$2,219	—	—	5.09%
2003	225	9.84	2,211	—	—	43.79%
2002	—	—	—	—	—	—
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
AllianceBersntein Value Portfolio Class B(4)
2004	859	$12.35	$10,604	—	0.84%	13.37%
2003	560	10.89	6,104	—	0.73%	28.46%
2002	15	8.33	125	—	—	-16.71%
2001	—	—	—	—	—	—
2000	—	—	—	—	—	—
Davis Financial Portfolio(6)
2004	4,164	$12.83	$53,428	—	0.40%	10.32%
2003	3,220	11.63	37,453	—	0.41%	32.15%
2002	2,044	8.80	17,993	—	0.38%	-16.84%
2001	604	10.58	6,394	—	0.05%	5.84%
2000	—	—	—	—	—	—
Davis Real Estate Portfolio(6)
2004	3,450	$22.27	$76,819	—	3.32%	33.35%
2003	3,130	16.70	52,267	—	4.95%	36.79%
2002	2,268	12.21	27,692	—	4.94%	5.89%
2001	631	11.53	7,275	—	1.83%	15.28%
2000	—	—	—	—	—	—
Davis Value Portfolio(6)
2004	26,679	$10.95	$292,139	—	0.95%	12.33%
2003	19,347	9.75	188,594	—	0.87%	29.76%
2002	12,919	7.51	97,059	—	1.12%	-16.26%
2001	3,708	8.97	33,268	—	0.19%	-10.29%
2000	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2(6)
2004	28,593	$10.96	$313,449	—	0.18%	15.16%
2003	19,630	9.52	186,863	—	0.25%	28.20%
2002	13,897	7.42	103,196	—	0.33%	-9.62%
2001	3,750	8.21	30,808	—	—	-17.85%
2000	—	—	—	—	—	—

STATEMENT OF ADDITIONAL INFORMATION	B-47

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Fidelity VIP Equity-Income Portfolio Service Class 2(6)
2004	22,440	$12.16	$272,772	—	1.28%	11.23%
2003	17,636	10.93	192,719	—	1.30%	30.03%
2002	13,054	8.40	109,709	—	0.97%	-17.15%
2001	5,096	10.14	51,692	—	—	1.44%
2000	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2(6)
2004	6,699	$7.87	$52,769	—	0.29%	6.75%
2003	5,194	7.37	38,276	—	0.31%	29.40%
2002	2,706	5.70	15,411	—	0.38%	-21.99%
2001	763	7.30	5,569	—	—	-26.99%
2000	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2(6)
2004	21,363	$16.48	$352,119	—	—	24.66%
2003	16,975	13.22	224,446	—	0.18%	38.25%
2002	10,276	9.56	98,284	—	0.42%	-10.02%
2001	2,165	10.63	23,017	—	—	6.30%
2000	—	—	—	—	—	—
Janus Aspen Mid Cap Growth Portfolio Service Shares(6)
2004	26,903	$9.68	$260,407	—	—	20.48%
2003	21,160	8.03	170,006	—	—	34.76%
2002	17,863	5.96	106,496	—	—	-28.12%
2001	8,349	8.29	69,248	—	—	-17.06%
2000	—	—	—	—	—	—
Janus Aspen Capital Appreciation Portfolio Service Shares(6)
2004	12,761	$10.82	$138,047	—	0.03%	17.97%
2003	10,333	9.17	94,750	—	0.26%	20.23%
2002	5,717	7.63	43,604	—	0.40%	-15.93%
2001	2,021	9.07	18,335	—	0.34%	-9.28%
2000	—	—	—	—	—	—
Janus Aspen Growth Portfolio Service Shares(6)
2004	23,037	$8.77	$201,985	—	—	4.20%
2003	19,181	8.41	161,399	—	—	31.49%
2002	12,836	6.40	82,137	—	—	-26.72%
2001	4,087	8.73	35,692	—	—	-12.67%
2000	—	—	—	—	—	—
Janus Aspen Worldwide Growth Portfolio Service Shares(6)
2004	27,321	$8.80	$240,548	—	0.96%	4.53%
2003	22,828	8.42	192,285	—	0.84%	23.68%
2002	18,043	6.81	122,878	—	0.74%	-25.71%
2001	6,702	9.17	61,438	—	0.08%	-8.33%
2000	—	—	—	—	—	—
MFS Emerging Growth Series Initial Class(6)
2004	30,428	$5.33	$162,268	—	—	12.96%
2003	24,782	4.72	117,000	—	—	30.23%
2002	16,599	3.63	60,177	—	—	-33.76%
2001	7,306	5.47	39,985	—	—	-45.27%
2000	—	—	—	—	—	—

B-48	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2004 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(3)	Total Return(2)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
MFS Investors Trust Series Initial Class(6)
2004	6,055	$8.84	$53,510	—	0.61%	11.36%
2003	4,492	7.94	35,648	—	0.61%	22.15%
2002	3,037	6.50	19,734	—	0.55%	-20.96%
2001	912	8.22	7,497	—	0.48%	-17.79%
2000	—	—	—	—	—	—
MFS New Discovery Series Initial Class(6)
2004	13,387	$8.64	$115,732	—	—	6.52%
2003	11,520	8.12	93,491	—	—	33.72%
2002	9,464	6.07	57,440	—	—	-31.63%
2001	3,296	8.88	29,264	—	—	-11.23%
2000	—	—	—	—	—	—
MFS Research Series Initial Class(6)
2004	10,147	$7.59	$77,044	—	1.08%	15.85%
2003	8,311	6.55	54,471	—	0.65%	24.71%
2002	5,957	5.26	31,309	—	0.38%	-24.54%
2001	3,021	6.96	21,036	—	—	-30.36%
2000	—	—	—	—	—	—
MFS Total Return Series Initial Class(6)
2004	28,099	$13.70	$385,014	—	1.70%	11.32%
2003	21,346	12.31	262,749	—	1.70%	16.32%
2002	13,601	10.58	143,917	—	1.58%	-5.17%
2001	2,617	11.16	29,201	—	1.56%	11.58%
2000	—	—	—	—	—	—

(1)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(3)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized for a product designed in the initial year units are purchased. The average net asset is calculated based on month ending net assets balance of last thirteen months for 2004. For 2003, the average net asset is calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.
(4)	Portfolio commenced operations on May 1, 2002.
(5)	Portfolio commenced operations on May 1, 2000.
(6)	Portfolio commenced operations on March 16, 2001.
(7)	The AIM VI Global Utilities fund was merged into the INVESCO VIF-Utilities Fund on April 30, 2004.
(8)	Portfolio commenced operations on May 1, 2004.
(9)	No contracts with this rider investing in this investment division.

STATEMENT OF ADDITIONAL INFORMATION	B-49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account K

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian VC Low Duration Bond, Guardian UBS VC Large Cap Value, Guardian UBS VC Small Cap Value, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International Growth, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation Series I, AIM V.I. Utilities Series I, AIM V.I. Premier Equity Series I, AllianceBernstein Growth & Income Class B, AllianceBernstein Premier Growth Class B, AllianceBernstein Technology Class B, AllianceBernstein Value Class B, American Century VP International Class I, American Century VP Value Class I, Davis Financial, Davis Real Estate, Davis Value, Fidelity VIP Contrafund Initial Class, Fidelity VIP Equity-Income Initial Class, Fidelity VIP Growth Opportunities Initial Class, Fidelity VIP High Income Initial Class, Fidelity VIP Index 500 Initial Class, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Mid Cap Service Class 2, Janus Aspen Mid Cap Growth Institutional Shares, Janus Aspen Capital Appreciation Institutional Shares, Janus Aspen Growth Institutional Shares, Janus Aspen Worldwide Growth Institutional Shares, Janus Aspen Mid Cap Growth Service Shares, Janus Aspen Capital Appreciation Service Shares, Janus Aspen Growth Service Shares, Janus Aspen Worldwide Growth Service Shares, MFS Bond Initial Class, MFS Emerging Growth Initial Class, MFS Investors Trust Initial Class, MFS New Discovery Initial Class, MFS Research Initial Class, and MFS Total Return Initial Class investment divisions (constituting The Guardian Separate Account K) at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2004 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 31,2005

New York, New York

B-50	STATEMENT OF ADDITIONAL INFORMATION

(This page intentionally left blank.)

STATEMENT OF ADDITIONAL INFORMATION	B-51

THE GUARDIAN INSURANCE

& ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2004	2003
	(In millions)
Assets:
Bonds, available for sale at fair value (amortized cost $2,053 million; $1,597 million, respectively)	$2,096	$1,664
Affiliated mutual funds, available for sale at fair value (amortized cost $13 million; $10 million, respectively)	20	17
Trading securities, held for trading at fair value (amortized cost $77 million; $15 million, respectively)	77	15
Preferred stock, available for sale at fair value (amortized cost $8 million)	8	—
Policy loans	84	84
Cash and cash equivalents	137	295
Other invested assets	3	1

Total invested assets	2,425	2,076

Deferred policy acquisition costs	329	321
Deferred software costs	—	1
Amounts receivable from reinsurers	33	31
Investment income due and accrued	31	27
Other assets	15	62
Federal income taxes recoverable	16	12
Accounts receivable	46	28
Separate account assets	7,503	7,731

Total Assets	$10,398	$10,289

Liabilities:
Future policy benefits and other policyholder liabilities	$2,169	$1,849
Due to parent and affiliated mutual funds	39	36
Deferred federal income taxes, net	78	91
Accrued expenses and other liabilities	121	159
Separate account liabilities	7,503	7,666

Total Liabilities	9,910	9,801

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	182	182
Retained earnings	290	280
Accumulated other comprehensive income, net of deferred taxes	14	24

Total Stockholder’s Equity	488	488

Total Liabilities & Stockholder’s Equity	$10,398	$10,289

See notes to consolidated financial statements.

B-52	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2004	2003	2002
	(In millions)
Revenues:
Premiums	$10	$11	$12
Net investment income	96	85	60
Net realized gains (losses) on investments	3	3	(22)
Income from brokerage operations	33	23	28
Administrative service fees	198	200	203
Other (expense) income	(16)	(14)	(5)

Total revenues	324	308	276

Benefits and expenses:
Policyholder benefits	72	86	53
Amortization of deferred policy acquisition costs	86	78	79
Amortization of deferred software costs	1	1	8
Other operating costs and expenses	163	153	271

Total benefits and expenses	322	318	411

Income (loss) before income taxes and cumulative effect of a change in accounting principles	2	(10)	(135)

Federal income taxes:
Current benefit	(4)	(14)	(31)
Deferred benefit	(6)	—	(27)

Total federal income taxes	(10)	(14)	(58)

Income (loss) before cumulative effect of a change in accounting principles	12	4	(77)
Cumulative effect of a change in accounting principles, net of tax	(2)	—	—

Net income (loss)	10	4	(77)
Other comprehensive (loss) income, net of income tax:
Change in unrealized investment (losses) gains, net of tax	(10)	12	8

Comprehensive income (loss)	$—	$16	$(69)

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-53

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
	2004	2003	2002
	(In millions)
Common stock at par value, beginning of year	$2	$2	$2

Common stock at par value, end of year	2	2	2

Capital in excess of par value, beginning of year	182	162	137
Capital contribution	—	20	25

Capital in excess of par value, end of year	182	182	162

Retained earnings, beginning of year	280	276	353
Net income (loss)	10	4	(77)

Retained earnings, end of year	290	280	276

Accumulated other comprehensive income, net of deferred taxes, beginning of year	24	12	4
Change in unrealized investment (losses) gains, net of deferred taxes	(10)	12	8

Accumulated other comprehensive income, net of deferred taxes, end of year	14	24	12

Total stockholder’s equity, end of year	$488	$488	$452

See notes to consolidated financial statements.

B-54	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2004	2003	2002
	(In millions)
Operating activities:
Net income (loss)	$10	$4	$(77)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Changes in
Deferred policy acquisition costs	(8)	(1)	83
Deferred software costs	1	1	6
Amounts receivable from reinsurers	(2)	2	4
Investment income due and accrued	(2)	(9)	(5)
Other assets	45	(52)	(3)
Federal income taxes recoverable	(4)	25	(17)
Accounts receivable	(18)	2	(5)
Separate accounts, net	63	(5)	2
Future policy benefits and policyholder liabilities	96	60	(24)
Due to parent and affiliated mutual funds	3	(12)	(7)
Deferred federal income taxes, net	(13)	6	(22)
Accrued expenses and other liabilities	(39)	58	(2)
Net realized (gains) losses on investments	(3)	(3)	22
Other	(4)	3	4

Net cash provided by (used in) operating activities	125	79	(41)

Investment activities:
Proceeds from investments sold or matured Bonds	394	175	173
Affiliated mutual funds	—	—	14
Investments purchased Bonds	(709)	(764)	(567)
Affiliated mutual funds	(8)	(2)	(5)
Preferred stocks	(7)	—	—
Other items, net	(5)	(4)	—

Net cash used in investing activities	(335)	(595)	(385)

Financing activities:
Additions to policyholder contract deposits	261	838	541
Withdrawals from policyholder contract deposits	(211)	(168)	(86)
Capital contribution	—	20	25
Other items	—	13	1

Net cash provided by financing activities	50	703	481

Cumulative effect of a change in accounting principles, net of tax	2	—	—

Net (decrease) increase in cash	(158)	187	55
Cash and cash equivalents, at beginning of year	295	108	53

Cash and cash equivalents, at end of year	$137	$295	$108

Supplemental disclosure:
Federal income taxes paid (recovered)	$1	$(38)	$(16)

See notes to consolidated financial statements.

STATEMENT OF ADDITIONAL INFORMATION	B-55

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities, LLC (PAS) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies. In October of 2002, the Company and The Guardian discontinued selling new Group Pension business but will continue servicing existing planholders.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (GIS).

GIS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934 and is a registered investment adviser under the Investment Adviser’s Act of 1940. GIS is the distributor and underwriter for GIAC’s variable products, and is the investment adviser to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an interest in a company — Guardian Baillie Gifford Ltd. (GBG) — that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment adviser for the Baillie Gifford International Growth Fund (BGIGF) (formerly known as Baillie Gifford International Fund), The Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Growth Fund (GBGIGF) (formerly known as The Guardian Baillie Gifford International Fund) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its majority-owned subsidiaries. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and assumptions. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing

B-56	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income taxes are included in a separate component of equity, “Accumulated other comprehensive income”. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments “.

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in Net realized gains (losses) on investment in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of interest rate caps.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and highly liquid debt instruments with a maturity of three months or less when purchased.

Other invested assets consist primarily of mortgage loans, joint ventures, and amounts due from brokers for unsettled sales. The cost method is used for other invested assets.

Net realized gains (losses) on investments

Net realized gains (losses) on investments are computed using the specific identification method. Costs of bonds and affiliated mutual funds are adjusted for impairments considered other-than-temporary and other losses on investments are included in “Net realized gains (losses) on investments.”

Deferred policy acquisition costs

Costs associated primarily with new insurance business that are deferred, to the extent such costs are deemed recoverable from future profits, are recorded as deferred policy acquisitions costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or thirty years, using a reversion to the mean approach of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on actual results and anticipated future experience, updated at the end of each accounting period. The average rate of assumed gross investment yield used in estimating expected gross profit was 6.56% to 7.00% at December 31, 2004. The effect

STATEMENT OF ADDITIONAL INFORMATION	B-57

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised.

For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums and reinsurance recoverables.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts and commission income due.

Separate account assets and liabilities

Separate account assets and liabilities are reported at market value, and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts are reflected in separate account liabilities.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 5, “Policyholders’ Liabilities”.

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death benefits being higher than what accumulated policyholder account balances would support. At December 31, 2004 and 2003, the Company maintained reserves of $4 million and $7 million, respectively, representing the Company’s estimate of the extent to which guaranteed minimum death benefits exceed the accumulated policyholder account balances. The determination of this liability is based on models, which involve numerous estimates, and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.

B-58	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

Statutory accounting

Effective January 1, 2001, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles (Codification) guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC’s primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (STAT) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) deferred federal income taxes are provided for temporary differences between tax and book assets and liabilities as they are under GAAP except for deferred tax assets, which are admitted assets only if they are recoverable within one year. Non-admitted deferred tax assets are recorded in surplus. Changes in deferred tax balances are recorded in surplus. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 8.

Recent Accounting Pronouncements

In June 2002, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 provides guidance related to accounting for costs associated with disposal activities covered by SFAS No. 144 or with exit or restructuring activities previously covered by Emerging Issues Task Force No. 94-3, “Liability Recognition for Certain Costs Incurred in a Restructuring.” SFAS No. 146 requires that costs related to exiting an activity or to a restructuring not be recognized until the liability is incurred. The Company has adopted SFAS No. 146 prospectively for exit or disposal activities initiated after December 31, 2002. The implementation of SFAS 146 had no material impact on the Company.

In November 2002, the FASB issued Interpretation (FIN) No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (MODCO) and coinsurance with funds withheld (CFW) arrangements in which funds are withheld by the ceding insurer with interest paid to the assuming insurer based on a the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”

STATEMENT OF ADDITIONAL INFORMATION	B-59

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999 and not significantly modified since that date are exempt from the embedded derivative provisions of SFAS No. 133. Upon adoption, companies that have ceded insurance under existing MODCO or CFW arrangements may reclassify securities from the held-to-maturity and available-for-sale categories into the trading category without calling into question the intent of those companies to hold debt securities to maturity in the future. Those “taint-free” reclassifications are limited to the amount and type of securities related to the MODCO or CFW arrangements containing embedded derivatives. The Company adopted Implementation Issue No. B36 on October 1, 2003 and determined that the fair value of the applicable embedded derivatives was zero. Therefore, no cumulative effect of a change in accounting principle was recorded. Prospectively, the Company will record changes in fair value of the applicable embedded derivatives in net income. The Company determined that the fair value of applicable embedded derivatives was zero at December 31, 2004 and 2003. The Company did not reclassify any securities from available for sale to trading upon adoption of Implementation Issue No. B36.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretative guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements; and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of SOP 03-1 are as follows:

•	Establishing an additional liability for a variety of contracts and contract features, including guaranteed minimum death benefits (“GMDB”) and similar mortality benefits, annuitization benefits features, and no lapse guarantee features contained in variable and interest sensitive policies;

•	Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

•	Reporting and measuring the Company’s interest in its separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; and

•	Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs (“DAC”).

The provisions of SOP 03-1 were effective for fiscal years beginning after December 15, 2003, and as such the Company adopted the SOP effective January 1, 2004. The effect of initially adopting this SOP was a charge of $2 million, net of taxes, reported as a “Cumulative effect of a change in accounting principles, net of taxes”, in the Consolidated Statements of Income and Comprehensive Income.

Upon adoption of SOP 03-1, the Company reclassified $238 million of separate account assets to the general account resulting in a $163 million increase in Bonds, available for sale and a $61 million increase in trading securities, a $11 million increase in cash and cash equivalents, a $1 million increase in preferred stock as well as a $2 million increase in investment income due and accrued. Similarly, upon adoption, $175 million of separate account liabilities were reclassified resulting in a $174 increase in Life and Annuity Reserves and a $1 million increase in other liabilities.

In December 2003, the FASB issued FASB Interpretation (“FIN”) No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

B-60	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

For a nonpublic entity, FIN 46(R) is effective January 1, 2004 for VIEs created after December 31, 2003 and January 1, 2005 for VIEs created before December 31, 2003. The Company adopted FIN 46(R) for VIEs created after December 31, 2003, which did not have a material effect on the Company’s consolidated financial position or results of operations. The adoption of FIN 46(R) for VIEs created before December 31, 2003 in 2005 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In March 2004, the Emerging Issues Task Force (“EITF”) of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FSP EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1 from the third quarter of 2004 until such time as FASB issues further implementation guidance, which is expected in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

	(In millions)
	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2004		Gains	(Losses)
U.S. Government	$6	$—	$—	$6
All other Government	28	1	—	29
States, Territories	12	—	—	12
Political Subdivisions	8	—	—	8
Special Revenue	44	—	—	44
Public Utilities	166	3	—	169
Industrial and Miscellaneous	1,789	45	(6)	1,828

Total Bonds	$2,053	$49	$(6)	$2,096

Preferred Stocks	8	—	—	8

Total Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	13	7	—	20

Total Affiliated Mutual Funds	$13	$7	$—	$20

STATEMENT OF ADDITIONAL INFORMATION	B-61

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

	(In millions)
	Amortized Cost	Gross Unrealized		Estimated Fair Value
December 31, 2003		Gains	(Losses)
U.S. Government	$4	$—	$—	$4
All other Government	22	1	—	23
States, Territories	12	—	—	12
Political Subdivisions	10	—	—	10
Special Revenue	56	—	—	56
Public Utilities	138	6	—	144
Industrial and Miscellaneous	1,355	63	(3)	1,415

Total Bonds	$1,597	$70	$(3)	$1,664

Affiliated Mutual Funds	10	7	—	17

Total Affiliated Mutual Funds	$10	$7	$—	$17

The amortized cost and estimated fair value of bonds as of December 31, 2004 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$311	$315
Due after one year through five years	1,273	1,301
Due after five years through ten years	310	318
Due after ten years	46	49
Sinking fund bonds, mortgage backed securities and asset backed securities	113	113

Total	$2,053	$2,096

Proceeds from sales and maturities of investments in bonds amounted to $394 million, $175 million and $173 million in 2004, 2003 and 2002, respectively. Gross gains of $4 million, $2 million and $2 million and gross losses of $1 million, $1 million and $6 million were realized on sales and prepayments of bonds in 2004, 2003 and 2002, respectively.

Proceeds from sales of investments in affiliated mutual funds amounted to $14 million in 2002. Gross gains of $5 million were realized on sales of affiliated mutual funds in 2002. There were no sales of affiliated mutual funds in 2004 or 2003.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 are as follows (in millions):

December 31, 2004	Less than 12 months		12 months or more		Total Investments in a Continuous Loss Position
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government	$2	$—	$—	$—	$2	$—
All Other Government	8	—	—	—	8	—
States, Territories	7	—	5	—	12	—
Political Subdivisions	—	—	8	—	8	—
Special Revenue	28	—	2	—	30	—
Public Utilities	39	—	1	—	40	—
Industrial and Miscellaneous	563	(4)	37	(2)	600	(6)

Total Bonds	$647	$(4)	$53	$(2)	$700	$(6)
Preferred Stocks	5	—	—	—	5	—

Total Preferred Stocks	$5	$—	$—	$—	$5	$—

Total Temporarily Impaired Securities	$652	$(4)	$53	$(2)	$705	$(6)

B-62	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

December 31, 2003	Less than 12 months		12 months or more		Total Investments in a Continuous Loss Position
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government	$—	$—	$—	$—	$—	$—
All other Government	—	—	—	—	—	—
States, Territories	12	—	—	—	12	—
Political Subdivisions	8	—	—	—	8	—
Special Revenue	36	—	—	—	36	—
Public Utilities	6	—	3	—	9	—
Industrial and Miscellaneous	154	(2)	8	(1)	162	(3)

Total Bonds	$216	$(2)	$11	$(1)	$227	$(3)

Total Temporarily Impaired Securities	$216	$(2)	$11	$(1)	$227	$(3)

The Company’s investment portfolio includes individual securities which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were twenty nine securities in an unrealized loss position for greater than 12 months with a book value of $55 million and a fair value of $53 million as of December 31, 2004. There were eight securities in an unrealized loss position for greater than 12 months with a book value of $12 million and a fair value of $ 11 million as of December 31, 2003.

In reaching the conclusion that these impairments are not other-than temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

Special Deposits

Assets of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $38 million and $132 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2004 and 2003, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2004	2003	2002
	(In millions)
Bonds	$87	$78	$54
Affiliated mutual funds	5	1	2
Policy loans	4	5	5
Cash equivalents and short term investments	2	3	1

Gross investment income	98	87	62
Less: Investment expenses	(2)	(2)	(2)

Net investment income	$96	$85	$60

STATEMENT OF ADDITIONAL INFORMATION	B-63

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2004	2003	2002
	(In millions)
Bonds	$2	$1	$(21)
Trading Securities	1	2	(1)

Net realized gains (losses) on investments	$3	$3	$(22)

During 2002 the Company recorded losses for investments that have experienced a decline in value considered to be other than temporary in the amount of $17 million. No such losses were recorded in 2004 and 2003.

Accumulated Other Comprehensive Gain (Loss) Income

Accumulated other comprehensive gain (loss) income consists of net unrealized investment gains (losses) on securities available for sale. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been a component of “Other comprehensive income” in earlier periods.

The amounts for the years ended December 31 are as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized (Losses) Gains on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2001	$13	$(7)	$(2)	$4
Net unrealized investments gains (losses) on investments arising during period	28	—	(10)	18
Reclassification adjustments for (losses) included in net income	(1)	—	—	(1)
Impact of net unrealized investment (gains) on deferred policy acquisition costs	—	(14)	5	(9)

Balance, December 31, 2002	40	(21)	(7)	12
Net unrealized investments gains (losses) on investments arising during period	31	—	(11)	20
Reclassification adjustments for gains included in net income	1	—	—	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(14)	5	(9)

Balance, December 31, 2003	72	(35)	(13)	24
Net unrealized investments gains (losses) on investments arising during period	(44)	—	15	(29)
Reclassification adjustments for gains included in net income	15	—	(5)	10
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	13	(4)	9

Balance, December 31, 2004	$43	$(22)	$(7)	$14

B-64	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

4.  DEFERRED POLICY ACQUISITION COSTS (“DAC”)

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31 are as follows:

	2004	2003	2002
	(In millions)
Balance, beginning of year	$321	$320	$403
Capitalization of deferrable expenses	55	94	81
Amortization	(90)	(108)	(180)
Change in unrealized investment gains (losses), net	13	(14)	(14)
Interest on DAC	30	29	30

Balance, end of year	$329	$321	$320

During 2004, the Company recorded $11 million of additional annuitizations reflecting lower estimates due to increased level of amortization of deferred annuity contracts.

During 2003, the Company recorded $22 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products primarily due to increased long term lapse rate assumptions.

During 2002, the Company recorded $102 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products due to decreased market returns and declines in asset value on which fees are based.

5.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2004	2003
	(In millions)
Future policy benefits
Life insurance	$24	$16
Annuities	284	164

Future policy benefits	308	180

Policyholders’ account balances
Individual annuities	1,515	1,495
Group annuities	261	89
Variable life	85	85

Policyholders’ account balances	1,861	1,669

Total future policy benefits and policyholders’ account balances	$2,169	$1,849

Separate account liabilities
Individual annuities	4,436	4,278
Group annuities	2,525	2,878
Variable life	542	510

Total separate account liabilities	$7,503	$7,666

STATEMENT OF ADDITIONAL INFORMATION	B-65

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Life insurance	Based on Company’s experience, established at issue	4.00%	Present value of future benefit payments and related expenses, less the present value of future net premiums
Individual and immediate annuities	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2004 and 2003.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 4.10%	Declining to zero over 4 to 7 years.
Group annuities	2.50% to 6.60%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

At December 31, 2004, the Company had variable annuity contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date.

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2004 for GMDB’s ($ in millions):

In the Event of Death (GMDB)
Account Value	$5,517
Net amount at risk	$417
Average attained age of contractholders	61

B-66	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Balance Sheet in (in millions):

Balance at January 1, 2004	$9
Incurred guarantee benefits	(1)
Paid guarantee benefits	(4)

Balance at December 31, 2004	$4

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in the GMDB liability is recorded in policyholder benefits in the Company’s Consolidated Statements of Income and Comprehensive Income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2004:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.25%.

•	Volatility assumption was 14.00% standard duration.

•	Mortality was assumed to be 90% of the Annuity 2000 table.

•	The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate. The Company used 6.5% interest rate and a 2000a mortality table with a 50/50 male/female blend using the pivot age of 65 for the present value calculations.

•	Discount rate was 5%.

The aggregate fair value of assets, (including the general and separate account fund options), held by variable annuity products that are subject to GMDB benefits and guarantees at December 31, 2004 was $5,498 million.

6.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2004	2003	2002
	(In millions)
Short-duration contracts:
Direct premiums
Reinsurance ceded	$3	$4	$5

Premiums	$3	$4	$5

STATEMENT OF ADDITIONAL INFORMATION	B-67

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

	2004	2003	2002
	(In millions)
Long-duration contracts:
Direct premiums
Reinsurance ceded	$75	$81	$92

Premiums	$75	$81	$92

Reinsurance recoverables in the Company’s Consolidated Balance Sheets at December 31 were as follows:

	2004	2003
	(In millions)

Life insurance	$5	$4

	$5	$4

7.  FEDERAL INCOME TAXES

The Company and its wholly owned subsidiaries, PAS and GIS, are included in the consolidated federal income tax return with Guardian Life and with certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of filing of the consolidated return.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31 were as follows:

	2004	2003	2002
	(In millions)
Federal income tax (benefit):
Current tax	$(4)	$(14)	$(31)
Deferred tax	(6)	—	(27)

Total	$(10)	$(14)	$(58)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2004	2003	2002
	(In millions)

Expected taxes on pre-tax income (loss)	$1	$(4)	$(47)
Permanent adjustments:
Dividends received deduction	(11)	(12)	(10)
True-up of deferred tax on bonds	—	2	—
Other	—	—	(1)

Total income tax (benefit)	$(10)	$(14)	$(58)

B-68	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2004	2003
	(In millions)
Deferred tax assets:
Separate account allowances	$22	$26
DAC Proxy	25	22
Reserves	3	—

Gross deferred tax assets	50	48

Deferred tax liabilities:
DAC	122	125
Reserves	—	3
Investments	4	10
Other	2	1

Gross deferred tax liabilities	128	139

Net deferred tax liability	$78	$91

Management has concluded that the net deferred income tax asset is more likely than not to be realized; therefore, no valuation allowance has been provided.

At December 31, 2004, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

The Company’s Federal income tax returns are routinely examined by the Internal Revenue Service (“Service”) and provisions are made in the financial statements in anticipation of the results of these audits. The Service has completed all examinations of the consolidated federal income tax returns through 1998. There were no material effects on the Company’s consolidated results of operations as a result of these audits. The Service has begun its examinations of 1999 through 2002 taxable years. Management believes that sufficient provisions have been made for potential adjustments.

8.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits using different actuarial and interest assumptions, limiting deferred taxes, and valuing securities on a different basis.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2004, the maximum amount of dividends the Company could pay The Guardian in 2005 without prior approval from the state insurance regulatory authorities is $23 million.

STATEMENT OF ADDITIONAL INFORMATION	B-69

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities for the year ended:

	2004	2003	2002
	(In millions)
Consolidated GAAP net income (loss)	$10	$4	$(77)
Adjustments to reconcile to statutory basis:
Statutory net (income) loss of subsidiaries	(2)	2	8
Change in deferred policy acquisition costs	5	(16)	66
Re-estimation of future policy benefits	2	(2)	(13)
Reinsurance	4	(4)	(4)
Deferred federal income tax benefit	(6)	(1)	(25)
Amortization of interest maintenance reserve	—	(1)	(1)
Transfer to interest maintenance reserve	(1)	(1)	3
Cumulative effect of a change in accounting principles, net of tax	2	—	—
Other, net	—	6	3

Statutory net income (loss)	$14	$(13)	$(40)

The following reconciles the consolidated GAAP stockholder’s equity of the Company to statutory capital and surplus as reported to the regulatory authorities as of December 31:

	2004	2003	2002
	(In millions)
Consolidated GAAP stockholder’s equity	$488	$488	$452
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	(329)	(321)	(320)
Deferred software costs	—	(1)	(14)
Asset valuation reserve	(16)	(12)	—
Re-estimation of future policy benefits	(40)	(47)	(57)
Establishment of deferred income tax liability, net	78	91	85
Unrealized gains on investments	(43)	(72)	(45)
Separate account allowances	57	60	72
Other liabilities	24	25	23
Deferred premiums	2	2	3
Other, net	10	9	11

Statutory capital and surplus	$231	$222	$210

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. For all other financial instruments presented in the table below, the carrying value approximates estimated fair value.

Bonds, preferred stocks and affiliated mutual funds

For bonds, preferred stocks and affiliated mutual funds other than private placements, estimated fair value is based on quoted market prices or estimates from independent services. Fair value for private placements securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

B-70	STATEMENT OF ADDITIONAL INFORMATION

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

Trading securities

Trading securities are primarily investments in affiliated mutual funds which are carried at fair value. Change in fair value of these affiliated mutual funds are reported in Net realized gain (losses) on investment in the Consolidated Statements of Income and Comprehensive Income.

Policy loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Future policy benefits and policyholders’ account balances

Future policy benefits estimated fair value are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. Carrying value approximates fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2004		2003
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial Assets:
Bonds, available for sale	$2,096	$2,096	$1,664	$1,664
Affiliated mutual funds	20	20	17	$17
Trading securities	77	77	15	15
Preferred stocks	8	8	—	—
Policy loans	84	84	84	84
Cash and cash equivalents	137	137	295	295
Separate account assets	7,503	7,503	7,731	7,731

Financial Liabilities:
Future policy benefits	308	308	180	180
Policyholders’ account balances	9,364	9,364	9,335	9,335

10.  RELATED PARTY TRANSACTIONS

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $140 million in 2004, $138 million in 2003 and $139 million in 2002, and, in the opinion of management, were considered appropriate for the services rendered.

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with the Company, except for the Baillie Gifford International Growth Fund, the Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Growth Fund and The Guardian Baillie Gifford Emerging Markets Fund.

STATEMENT OF ADDITIONAL INFORMATION	B-71

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 (continued)

The separate account assets invested in affiliated mutual funds as of December 31 are as follows:

	2004	2003
	(In millions)
The Guardian Stock Fund	$1,261	$1,455
The Guardian VC 500 Index Fund	82	61
The Guardian VC Allocation Fund	27	23
The Guardian High Yield Bond Fund	32	26
The Guardian Low Duration Bond Fund	16	3
The Guardian Bond Fund	340	379
The Guardian Cash Fund	235	356
The Baillie Gifford International Growth Fund	190	194
The Baillie Gifford Emerging Markets Fund	74	55
The Guardian Small Cap Stock Fund	191	185
The Guardian Park Avenue Fund	210	238
The Guardian Park Avenue Small Cap Fund	70	64
The Guardian Asset Allocation Fund	34	34
The Guardian Baillie Gifford International Growth Fund	13	10
The Guardian Baillie Gifford Emerging Markets Fund	37	28
The Guardian Investment Quality Bond Fund	46	55
The Guardian High Yield Bond Fund	8	7
The Guardian Cash Management Fund	194	249

	$3,060	$3,422

The Company maintains investments in trading securities and affiliated mutual funds. These investments as of December 31 are as follows:

	2004	2003
	(In millions)
Trading Securities:
The Guardian Park Avenue Small Cap Fund	$3	$3
The Guardian Asset Allocation Fund	3	2
The Guardian Baillie Gifford International Growth Fund	2	2
The Guardian Baillie Gifford Emerging Markets Fund	2	2
The Guardian Investment Quality Bond Fund	2	2
The Guardian High Yield Bond Fund	2	2
The Guardian Cash Management Fund	2	2
The Guardian Cash Fund	61	—

Trading Securities	77	15

Affiliated Mutual Funds:
The Guardian Small Cap Stock Fund	20	17

Affiliated Mutual Funds	20	17

Total Trading Securities and Affiliated Mutual Funds	$97	$32

B-72	STATEMENT OF ADDITIONAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.

March 16, 2005

STATEMENT OF ADDITIONAL INFORMATION	B-73

APPENDIX A

USES OF LIFE INSURANCE

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy’s cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family’s income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured’s income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured’s death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured’s death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured’s death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured’s lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person’s value, considering salary, benefits, and contribution to business profits. Upon the key person’s death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

B-74	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

USES OF LIFE INSURANCE

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner’s business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased’s business interest by the business, or surviving owners, from the deceased owner’s heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured’s death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive’s life to (1) informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section 72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

APPENDICES	B-75

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account K.(1)
(b)	Custodian Agreements. Not applicable.(1)
(c)	Distribution Agreements.(1)
(d)	Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.(1)
(e)	Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.(1)
(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(ii)	Certificate of Amendment of Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(3)
(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)	Reinsurance Agreements(5)
	(i)	#3002
	(ii)	#3001
(h)	Participation Agreements(5)
	(i)	Aim Variable Insurance Funds
	(ii)	Fidelity Variable Insurance Products Fund
	(iii)	Gabelli Capital Series Funds, LLP
	(iv)	Janus Aspen Series
	(v)	MFS Variable Insurance Trust
	(vi)	Alliance Variable Products Series Fund, Inc.
	(vii)	Value Line, Inc
	(viii)	American Century
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(6)
	(i)	Powers of Attorney for Armand M. de Palo and Dennis J. Manning(3)
	(ii)	Powers of Attorney for Joseph A. Caruso and Gary B. Lenderink(4)
(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(1)
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.
(l)	Opinion and Consent of Charles G. Fisher, F.S.A., MAAA
(m)	Calculation
(n)	Consent of PricewaterhouseCoopers LLP
(o)	No financial statements are omitted
(p)	Not applicable
(q)	Redeemability Exemption
(q)(i)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(5)
(q)(ii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(6)

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 30, 1998 (Registration No. 33-83412)
(2)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by the Registrant on April 21, 2000 (Registration No. 33-83412)
(3)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001 (Registration No. 33-83412)
(4)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 filed by the Registrant on April 26, 2002 (Registration No. 33-83412)
(5)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 filed by the Registrant on April 30, 2003 (Registration No. 33-83412)
(6)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 filed by the Registrant on April 28, 2004 (Registration No. 33-83412)

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Bruce C. Long	President & Director
Armand M. de Palo	Director
Dennis J. Manning	Chairman, Chief Executive Officer and Director
Gary B. Lenderink	Director
Robert E. Broatch	Director
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Charles G. Fisher	Senior Vice President & Actuary
Frank L. Pepe	Senior Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard Cumiskey	Senior Vice President and Compliance Officer

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2005. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Life Insurance Agency, Inc.	Massachusetts	100%
Berkshire Life Insurance Agency of Ohio, Inc.	Ohio	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Guardian Reinsurance Services Corporation	Connecticut	100%
Managed Dental Care	California	100%
Private Healthcare Systems, Inc.	Delaware	25% of Class A 14.75% of Class B
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth Reinsurance Company	Arizona	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
Smileage Dental Services, Inc.	Wisconsin	100%
First Commonwealth Insurance Company	Illinois	100%
First Commonwealth Health Services Corporation	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Innovative Underwriters of Hawaii, Inc.	Hawaii	100%
Hanover Acquisition LLC	Delaware	100%
The Guardian Tax-Exempt Fund	Massachusetts	85.22%
The Guardian Baillie Gifford International Growth Fund	Massachusetts	28.59%
The Guardian Investment Quality Bond Fund	Massachusetts	38.99%
The Guardian Asset Allocation Fund	Massachusetts	11.60%
Baillie Gifford International Fund	Maryland	11.75%
The Guardian Park Avenue Small Cap Fund	Massachusetts	31.54%
The Guardian Baillie Gifford Emerging Markets Fund	Massachusetts	45.09%
The Guardian High Yield Bond Fund	Massachusetts	72.13%
The Guardian Small Cap Stock Fund	Maryland	54.03%
The Guardian Low Duration Bond Fund	Massachusetts	90.47%
The Guardian VC Low Duration Bond Fund	Maryland	31.94%
The Guardian VC Asset Allocation Fund	Maryland	51.06%
The Guardian VC 500 Index Fund	Maryland	44.85%
The Guardian VC High Yield Bond Fund	Maryland	48.76%
The Guardian S&P 500 Index Fund	Massachusetts	12.06%
The Guardian Park Avenue Fund	Massachusetts	13.28%
The Guardian UBS Large Cap Value Fund	Massachusetts	94.99%
The Guardian UBS Small Cap Value Fund	Massachusetts	90.91%
The Guardian UBS VC Large Cap Value Fund	Maryland	85.81%
The Guardian UBS VC Small Cap Value Fund	Maryland	50.76%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2005:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
The Guardian Cash Fund, Inc.	Maryland	100%
The Guardian Bond Fund, Inc.	Maryland	100%
The Guardian Variable Contract Funds, Inc.	Maryland	100%
GIAC Funds, Inc.	Maryland	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance policies and variable annuity contracts and it is also the principal underwriter of shares of

The Guardian Bond Fund, Inc.;

The Guardian Stock Fund, Inc.;

The Guardian Cash Fund, Inc.;

The Guardian Variable Contract Funds, Inc., a series fund consisting of the following series: The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and The Guardian VC 500 Index Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, and The Guardian VC Low Duration Bond Fund;

The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian S&P 500 Index Fund, The Guardian Low Duration Bond Fund, The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund; and

GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Managing Director
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
Dennis J. Manning	Manager
Robert E. Broatch	Manager
Frank L. Pepe	Senior Vice President & Controller
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Senior Vice President
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Manager
Peggy L. Coppola	Senior Vice President
Richard T. Potter, Jr.	Senior Vice President and Counsel
Richard Cumiskey	Senior Vice President and Compliance Officer
William D. Ford	Vice President and National Accounts Director
Keith Roddy	Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account K, certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 13 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 13 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 21st day of April, 2005.

THE GUARDIAN SEPARATE ACCOUNT K
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Bruce C. Long
Bruce C. Long President

Attest:	/s/ Sheri L. Kocen
Sheri L. Kocen

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Dennis J. Manning* Dennis J. Manning (Principal Executive Officer)	Chairman, Chief Executive Officer and Director

	/s/ Frank L. Pepe Frank L. Pepe (Principal Accounting Officer)	Senior Vice President and Controller

	/s/ Bruce C. Long	President and Director
Bruce C. Long

	/s/ Armand M. de Palo* Armand M. de Palo	Director

	/s/ Joseph A. Caruso* Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director

	/s/ Gary B. Lenderink* Gary B. Lenderink	Director

Director
Robert E. Broatch

*By:	/s/ Bruce C. Long	Date: April 21, 2005
Bruce C. Long
President

*	Pursuant to Power of Attorney

The Guardian Separate Account K

Exhibit Index

Exhibit Number	Description
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of Charles G. Fisher, F.S.A., MAAA

(n)	Consent of PricewaterhouseCoopers LLP